AGREEMENT OF PURCHASE AND SALE
THIS AGREEMENT OF PURCHASE AND SALE (this “Agreement”) dated as of December 4, 2013, is by and between 110 WILLIAM, LLC, a Delaware limited liability company (“Seller”), and 110 WILLIAM HOLDINGS III, LLC, a Delaware limited liability company (“Buyer”).
ARTICLE I
PURCHASE AND SALE OF PROPERTY
Section 1.1    Sale. Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, subject to the terms and conditions set forth herein, the following:
(a)    that certain real property located in the State, County and City of New York, Borough of Manhattan, and being more particularly described in Exhibit A attached hereto (the “Real Property”);
(b)    all of Seller’s right, title and interest in and to all rights, privileges and easements appurtenant to the Real Property, including, without limitation, all minerals, oil, gas and other hydrocarbon substances on and under the Real Property, as well as all development rights, air rights, water, water rights, riparian rights and water stock relating to the Real Property and any rights-of-way or other appurtenances used in connection with the beneficial use and enjoyment of the Real Property and all of Seller’s right, title and interest in and to all roads and alleys adjoining or servicing the Real Property (collectively, the “Appurtenances”);
(c)    all of Seller’s right, title and interest in and to all improvements and fixtures located on the Real Property, including, without limitation, all apparatus, equipment and appliances used in connection with the operation or occupancy of the Real Property, such as heating and air conditioning systems and facilities used to provide any utility, refrigeration, ventilation, garbage disposal, snow removal equipment, or other services on the Real Property (collectively, the “Improvements”);
(d)    the personal property owned by Seller, if any, located on the Real Property and used exclusively in the operation or maintenance of the Real Property, as described on Schedule 1 attached hereto (the “Personal Property”); and
(e)    any intangible personal property now or hereafter owned by Seller and used in the ownership, use or operation of the Real Property, Improvements and Personal Property, including, without limitation, any Leases (defined below), and Seller’s interest in all security deposits and prepaid rent, if any, under the Leases and any and all guaranties of the Leases, utility contracts, any contracts or other agreements or rights relating to the ownership, use and operation of the Property (collectively, the “Intangible Property”).
All of the items referred to in subsections (a), (b), (c), (d) and (e) above are collectively referred to as the “Property.”
Section 1.2    Purchase Price.

(a)    The purchase price of the Property is Two Hundred Sixty One Million One Hundred Thousand and 00/100 Dollars ($261,100,000.00) (the “Purchase Price”).
(b)    The Purchase Price shall be paid as follows:
(i)    Upon execution and delivery of this Agreement by Seller and Buyer, Buyer shall deposit in escrow with Stewart Title Insurance Company (“Escrow Agent”) an all cash deposit in the amount of Fifteen Million and 00/100 Dollars ($15,000,000) (such deposit, together with any interest thereof, collectively, the “Deposit”). Except as otherwise provided in this Agreement, the Deposit shall not be refundable to Buyer. The Deposit shall be held in an interest bearing account and all interest thereon shall be deemed a part of the Deposit. At the Closing, as defined in Section 1.2(b)(iii) below, the Deposit shall be paid to Seller and credited against the Purchase Price.
(ii)    Subject to Section 9.6, a portion of the Purchase Price equal to the aggregate outstanding principal balance of the Mortgage Loan and the Mezzanine Loan (as such terms are hereinafter defined) as of the Closing Date shall be deemed to be paid to Seller by virtue of Buyer’s assumption of the Mortgage Loan and the assumption by Buyer’s affiliate of the Mezzanine Loan in accordance with Section 9.6.
(iii)    The balance of the Purchase Price, subject to prorations as provided in Section 9.5, shall be paid to Seller in immediately available funds via wire transfer at the consummation of the purchase and sale contemplated hereunder (the “Closing”). If for any reason the Closing does not occur, either party may make a written demand upon Escrow Agent for payment of the Deposit, and the demanding party must also concurrently give notice of such demand to the non-demanding party. If Escrow Agent does not receive a written objection from the other party to the proposed payment within ten (10) days after the giving of such notice, Escrow Agent is hereby authorized to make such payment. If Escrow Agent does receive such written objection within such ten (10) day period or if for any other reason Escrow Agent in good faith shall elect not to make such payment, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions from the parties to this Agreement or a final judgment of a court. However, Escrow Agent shall have the right at any time to deposit the escrowed proceeds and interest thereon, if any, with the clerk of the Supreme Court of the county in which the Real Property is located. Escrow Agent shall give written notice of such deposit to Seller and Buyer. Upon such deposit Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.
(A) The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties, and that Escrow Agent shall not be liable to either of the parties for any act or omission on its part unless taken or suffered in bad faith, in willful disregard of this Agreement or involving gross negligence. Seller and Buyer shall jointly and severally indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorneys’ fees, incurred in connection with the performance of Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith, in willful disregard of this Agreement or involving gross negligence on the part of Escrow Agent.
(B) Escrow Agent has acknowledged agreement to these provisions by signing in the place indicated on the signature page of this Agreement.
(C) Escrow Agent may act or refrain from acting in respect of any matter referred to in this Section 1.2(b)(iii) in full reliance upon and with the advice of counsel which may be selected by it and shall be fully protected in so acting or refraining from action upon the advice of such counsel.
(D) By executing this Agreement, Buyer and Seller consent to the stability of the depositary bank designated by the Escrow Agent and agree to hold the Escrow Agent harmless for all loss, costs, or damages incurred by reason of any bank failure.
(c)    IF THE PURCHASE OF THE PROPERTY IS NOT CONSUMMATED DUE TO THE FAILURE OF ANY OF THE CONDITIONS PRECEDENT SET FORTH IN SECTIONS 2.1(c), (d) OR (f) BELOW, AND THE BUYER IS NOT THEN IN DEFAULT, THEN BUYER SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT AND, IN SUCH EVENT, THE ESCROW AGENT SHALL RETURN THE DEPOSIT TO BUYER (PURSUANT TO THE PROVISIONS OF SECTION 1.2(b)(iii)) AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER (EXCEPT FOR THOSE THAT ARE EXPRESSLY STATED TO SURVIVE TERMINATION OF THIS AGREEMENT).
(d)    IF THE SALE OF THE PROPERTY IS NOT CONSUMMATED SOLELY DUE TO SELLER’S DEFAULT HEREUNDER OR AS A RESULT OF A FAILURE OF ANY OF THE CONDITIONS PRECEDENT SET FORTH IN SECTIONS 2.1(a), (b) OR (e) BELOW, THEN, AS BUYER’S SOLE AND EXCLUSIVE REMEDY, BUYER MAY EITHER: (1) TERMINATE THIS AGREEMENT AND RECEIVE A REFUND OF THE DEPOSIT (PURSUANT TO THE PROVISIONS OF SECTION 1.2(b)(iii)), AND IN SUCH EVENT, SELLER SHALL REIMBURSE BUYER FOR ALL OF BUYER’S EXPENSES INCURRED UP TO $250,000 FOR (X) TITLE EXAMINATION, SURVEY AND MUNICIPAL SEARCHES, INCLUDING THE ISSUANCE OF THE TITLE COMMITMENT AND ANY CONTINUATION THERETO, AND (Y) ANY THIRD PARTY COSTS, INCLUDING WITHOUT LIMITATION, REASONABLE ATTORNEY’S FEES, INCURRED BY BUYER IN CONNECTION THE NEGOTIATION OF THIS AGREEMENT AND SEEKING TO OBTAIN THE LOAN APPROVAL OF THE ASSUMPTION OF THE MORTGAGE LOAN AND MEZZANINE LOAN PURSUANT TO SECTION 9.6 (COLLECTIVELY, “BUYER’S TRANSACTION COSTS”), WHICH REIMBURSEMENT OBLIGATION OF SELLER SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, AND THEREAFTER, NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER (EXCEPT FOR THOSE THAT ARE EXPRESSLY STATED TO SURVIVE TERMINATION OF THIS AGREEMENT), OR (2) ENFORCE SPECIFIC PERFORMANCE OF THIS AGREEMENT.
(e)    THE PARTIES HAVE AGREED THAT SELLER’S ACTUAL DAMAGES IN THE EVENT OF A FAILURE BY BUYER TO CONSUMMATE THE PURCHASE OF THE PROPERTY DUE TO BUYER’S DEFAULT WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. AFTER NEGOTIATION, THE PARTIES HAVE AGREED THAT, CONSIDERING ALL THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE OF THE DAMAGES THAT SELLER WOULD INCUR IN THE EVENT OF BUYER’S DEFAULT. IN THE EVENT BUYER DEFAULTS IN THE PAYMENT OF THE PURCHASE PRICE ON THE CLOSING DATE AND SELLER IS OTHERWISE READY, WILLING AND ABLE TO PERFORM ITS OBLIGATIONS TO BE PERFORMED, THE DEPOSIT MADE BY BUYER SHALL BE FORFEITED TO SELLER AS THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO SELLER FOR SUCH DEFAULT. THIS SECTION 1.2(c) IS NOT INTENDED TO LIMIT SELLER’S RIGHTS TO INDEMNIFICATION UNDER SECTIONS 7.1 AND 10.3 OF THIS AGREEMENT. BY PLACING THEIR INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED,

AT THE TIME THIS AGREEMENT WAS MADE, THE CONSEQUENCES OF THIS SECTION 1.2(c), INCLUDING THIS LIGUIDATED DAMAGES PROVISION. THIS SECTION 1.2(c) IS NOT INTENDED TO LIMIT SELLER'S RIGHTS UNDER SECTION 7.1 AND 10.3 OF THIS AGREEMENT.

INITIALS:	/s/ Authorized Signatory	/s/ Authorized Signatory
	Seller	Buyer
ARTICLE II
CONDITIONS
Section 2.1    Conditions Precedent. Buyer’s obligation to purchase the Property is conditioned upon the following:
(a)    Seller materially performing and complying with all of the terms of this Agreement to be performed and complied with by Seller prior to or at the Closing.
(b)    All of the representations and warranties of Seller set forth in this Agreement shall be true, accurate and complete in all material respects as of the Closing Date, except for those representations and warranties expressly made only as of the date hereof (which shall nonetheless be true as of such date).
(c)    Seller shall have delivered to Buyer title to the Property as required in this Agreement, subject only to the Permitted Exceptions (as defined in Article IV hereof).
(d)    The Loan Approval with respect to the assumption of the Mortgage Loan and the assumption of the Mezzanine Loan has been obtained pursuant to Section 9.6 and the assumption thereof shall have closed simultaneously with the Closing hereunder.
(e)    Seller shall have delivered all of the closing documents as described in Section 9.3(a) of this Agreement.
(h)    Buyer shall have received the tenant estoppel certificates and/or Seller’s estoppel certificates in accordance with Section 9.4.

ARTICLE III
BUYER’S EXAMINATION
Section 3.1    Buyer’s Independent Investigation.
(a)    Buyer acknowledges and agrees that it has been given a full opportunity to inspect and investigate each and every aspect of the Property, either independently or through agents of Buyer’s choosing, including, without limitation:
(i)    All matters relating to title, together with all governmental and other legal requirements such as taxes, assessments, zoning, use permit requirements and building codes.

(ii)    The physical condition of the Property, including, without limitation, the interior, the exterior, the structure, the paving, the utilities, and all other physical and functional aspects of the Property. Such examination of the physical condition of the Property shall include an examination for the presence or absence of Hazardous Materials (as defined below), which shall be performed or arranged by Buyer, at Buyer’s sole expense.
(iii)    Any easements and/or access rights affecting the Property.
(iv)    The tenant leases and any other occupancy agreements (each individually referred to herein as a “Lease”, and collectively referred to herein as the “Leases”) and all matters in connection therewith, including, without limitation, the ability of the tenants to pay the rent.
(v)    The service contracts and other contracts or agreements of significance to the Property (the “Contracts”).
(vi)    All other matters of material significance affecting the Property.
(b)    EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF ANY DILIGENCE MATERIALS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO BUYER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, BUYER WAIVES, AND SELLER IS RELIEVED FROM, ANY OBLIGATION OR DUTY THAT SELLER MIGHT OTHERWISE HAVE TO DISCLOSE ANY CONDITION, INCLUDING AN ENVIRONMENTAL CONDITION, RELATING TO THE PROPERTY. EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, BUYER ACKNOWLEDGES AND AGREES THAT, UPON CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS.” EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY (INCLUDING SPECIFICALLY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY OR ON BEHALF OF SELLER, ANY DIRECT OR INDIRECT OWNER OF SELLER, ANY PROPERTY MANAGER, ANY FRANCHISOR OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS EXPRESSLY SET FORTH IN THIS AGREEMENT. BUYER REPRESENTS TO SELLER THAT BUYER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO THE CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE, OR REMEDIAL ACTION TO BE TAKEN WITH RESPECT TO, ANY HAZARDOUS MATERIALS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON

BUYER’S OWN INVESTIGATIONS AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. SUBJECT TO ARTICLE V HEREOF, UPON THE OCCURRENCE OF THE CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER’S INVESTIGATIONS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, BUYER, UPON THE OCCURRENCE OF THE CLOSING, (I) SHALL BE DEEMED TO HAVE RELEASED, ACQUITTED AND DISCHARGED SELLER (AND SELLER’S OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, EMPLOYEES AND AGENTS) FROM AND AGAINST, AND (II) SHALL BE DEEMED TO HAVE WAIVED AND RELINQUISHED, ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, THAT BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND ANY OF SELLER’S RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY. BUYER AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS MATERIALS OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE CLOSING DATE, SUCH CLEANUP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF BUYER.
(c)    BUYER ACKNOWLEDGES THAT SELLER HAS NOT HELD ITSELF OUT AS ENGAGED IN THE PRACTICE OF LAW OR ACCOUNTING, AND BUYER HAS NOT ESTABLISHED, DIRECTLY OR INDIRECTLY, AN ATTORNEY-CLIENT OR ACCOUNTANT-CLIENT RELATIONSHIP WITH SELLER OR ANY SELLER PARTIES. IT IS UNDERSTOOD AND AGREED THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, ANY REPRESENTATIONS OR STATEMENTS MADE BY SELLER OR ANY OF THE SELLER PARTIES REGARDING LEGAL OR TAX CONSEQUENCES OF ANY OF THE TRANSACTIONS DESCRIBED IN THIS AGREEMENT MAY NOT BE USED OR RELIED UPON BY BUYER. BUYER REPRESENTS THAT IT HAS EITHER OBTAINED LEGAL COUNSEL AND TAX ADVICE PRIOR TO ENTERING INTO THIS AGREEMENT OR IT HAS DEEMED IT UNNECESSARY TO SEEK SUCH ADVICE. SELLER SHALL NOT BE HELD RESPONSIBLE FOR ANY FAILURE OF BUYER TO SEEK AND OBTAIN LEGAL AND TAX ADVICE
(d)    In addition, Buyer expressly acknowledges that it is not relying upon the information contained in the 110 William Street - Confidential Offering Memorandum dated October 2013, furnished by Eastdil Secured on behalf of Seller, or in any supplemental materials thereto.
Section 3.2    Release.
(a)    Without limiting the above, except with respect to a breach by Seller of any of the representations and warranties contained in this Agreement or in any of the Closing documents or Seller’s fraud, Buyer on behalf of itself and its successors and assigns waives its right to recover from, and forever releases and discharges, Seller, Seller’s affiliates, Seller’s investment manager, the partners, trustees, shareholders, directors, officers, employees and agents of each of them, and their respective heirs, successors, personal representatives and assigns, from any and all demands, claims, legal or administrative proceedings, losses, liabilities, damages, penalties, fines, liens, judgments, costs or expenses whatsoever (including, without limitation, attorneys’ fees and costs), whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the physical condition of the Property or any law or regulation applicable thereto, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 300f et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 5101 et seq.), and the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.).
(b)    In connection with subsection (a) above, Buyer expressly waives the benefits of any applicable law that generally provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
(c)    The provisions of this Article III shall survive the Closing.
ARTICLE IV
TITLE
Section 4.1    Conditions of Title.
(a)    At the Closing, Seller shall convey title to the Real Property to Buyer by good and sufficient bargain and sale deed without covenants in the form of Exhibit B attached hereto (the “Deed”).
(b)    At the Closing, Seller shall transfer title to the Personal Property by a bill of sale in the form attached hereto as Exhibit C (the “Bill of Sale”).
(c)    At the Closing, Seller shall transfer title to the Leases by an assignment and assumption of leases in the form attached hereto as Exhibit D (the “Assignment and Assumption of Leases”), and to the Contracts and Intangible Property by an assignment and assumption of Contracts, Warranties and Guaranties and other intangible property in the form attached hereto as Exhibit E (the “Assignment and Assumption of Contracts”).
Section 4.2    Title Commitment; Title Objections
(a)    Title insurance for the acquisition will be provided by Stewart Title Insurance Company. The order for title will be placed jointly through First Nationwide Title Agency and National Land Tenure Company LLC.
(b)    Attached as Schedule 11 is a copy of that certain commitment for title insurance from Stewart Title (the “Title Commitment”). Seller has also provided to Buyer prior to or concurrently herewith a survey for the Real Property prepared by Fehringer Surveying, P.C., dated May 19, 2012 (the “Survey”). Attached as Schedule 13 is a mark-up of Schedule B of the Title Commitment, identifying Buyer’s Title Objections (defined below) and Seller shall cure such Title Objections on or prior to the Closing.

(c)    If the Title Company raises or the Title Commitment contains any objectionable or supplemental title exceptions (other than the Permitted Exceptions), whether on a continuance, by endorsement or otherwise, Buyer shall have the right to send a statement (a “Title Objection Statement”) to Seller within five (5) days of Buyer’s receipt thereof (but in no event after the Closing Date) objecting to such title exceptions, encumbrances, liens or other title matters (other than Permitted Exceptions) (such objections, the “Title Objections”), and Seller will have a reasonable period of time from receipt of such statement(s) to respond thereto pursuant to clause (c) below. Notwithstanding the foregoing, any additional or supplemental exceptions, encumbrances, liens or other title matters not specifically identified in a Title Objection Statement within such five (5) day period shall also be deemed to be “Permitted Exceptions”; provided, however, that all Mandatory Seller Removal Items (as hereinafter defined) shall automatically be deemed Title Objections without the need for any notice by Buyer to Seller as provided herein.
(d)    In the event Buyer shall deliver a Title Objection Statement within the applicable time periods referred to in Section 4.2(b), Seller shall have the right, but not the obligation, to attempt to cure any such Title Objections. Within ten (10) days after receipt of a Title Objection Statement, Seller shall notify Buyer in writing whether Seller elects to attempt to cure any such Title Objections. If Seller shall fail to notify Buyer in writing whether Seller elects to attempt to cure any such Title Objections within such 10-day period, Seller shall be deemed to have elected to attempt to cure any such Title Objections. If Seller elects or is deemed to have elected to attempt to cure any such Title Objections, Seller shall have until the Scheduled Closing Date (as hereinafter defined) to attempt to remove, satisfy or cure the same, provided that is Seller is unable to cure any such Title Objections by the Scheduled Closing Date, Seller shall be entitled to a reasonable adjournment of the Closing, but in no event shall the adjournment exceed sixty (60) days in the aggregate. If Seller elects not to cure any Title Objections, or if Seller is unable to effect a cure of such Title Objections prior to the Scheduled Closing Date (or such adjourned Closing Date, as applicable), Buyer shall elect, within five (5) business days after receipt of written notice from Seller that Seller has elected not to cure any such Title Objections or that Seller is unable to effect a cure of such Title Objections, as the case may be, one of the following options: (i) to accept a conveyance of the Property subject to the Permitted Exceptions and any Title Objection that such Seller is unwilling or unable to cure, and without reduction of the Purchase Price, in which case, such Title Objection shall be deemed to be a “Permitted Exception”; or (ii) to terminate this Agreement by sending written notice thereof to Seller, and upon delivery of such termination notice: (x) this Agreement shall terminate (y) the Deposit shall be returned to Buyer and (z) thereafter neither Buyer nor Seller shall have any further rights, obligations or liabilities hereunder except to the extent that any obligation or liability set forth herein expressly survives termination of this Agreement. If Buyer shall fail to notify Seller in writing of Buyer’s election of the options in clauses (i) or (ii) referred to above in this Section 4.2(c) within such five (5) business day period, Buyer shall be deemed to have elected to accept the conveyance of the Property under clause (i) above. Notwithstanding anything to the contrary contained herein, (A) Seller shall be required to remove (1) all monetary encumbrances and liens (other than the lien of the Mortgage Loan documents which shall remain in connection with the assumption by Buyer at the Closing in accordance with Section 9.6), and (2) any Title Objections which have been voluntarily placed or consented to by Seller against the Property on or following the date hereof (the items in subclauses (1) and (2), collectively, the “Mandatory Seller Removal Items”), and (B)  except as provided in the foregoing subclause (A), other than Mandatory Seller Removal Items, Seller shall not have any obligation to cure any Title Objection that is not a monetary Encumbrance (and Seller’s failure to cure any Title Objection that is not a monetary encumbrance (other than Mandatory Seller Removal Items) shall in no event constitute a breach by Seller of its obligations under this Agreement.
(e)    If on the Closing Date any of the Property continues to be encumbered by any Mandatory Seller Removal Items or any other Title Objections which Seller has elected or is deemed to have elected to cure, pay or discharge, the Seller may, in addition to any other methods available to it under this Agreement, use any portion of the Deposit and the Purchase Price to satisfy the same, provided that Seller so acting shall simultaneously either deliver to Buyer on the Closing Date instruments in recordable form, sufficient to satisfy such Title Objections of record, together with the cost of recording or filing said instruments, or arrange with Title Company for the issuance of the Title Policy to Buyer free of any such Mandatory Seller Removal Items or Title Objections which Seller has elected or is deemed to have elected to cure without additional cost or premium to Buyer.
(f)    In addition to the matters deemed “Permitted Exceptions” under Sections 4.2(b) and (c) hereof, each of the following shall constitute a “Permitted Exception”, and, notwithstanding anything to the contrary contained herein, shall not be a “Title Objection”):
(i)    any state of facts disclosed on the Survey;
(ii)    any state of facts that a personal inspection of the Property might disclose;
(iii)    all covenants, easements, reservations, encumbrances, restrictions, agreements and other title matters which are set forth on Schedule 13 annexed hereto (and not noted as a Title Objection);
(iv)    any defects in or objections to title or Survey matters, including any title exceptions, encumbrances or liens, which become a Permitted Exception pursuant to Section 4.2(b) or (c) hereof;
(v)    real estate taxes or installments thereof, water charges, sewer rents and assessments, special assessments and governmental charges, business improvement district charges and any liens relating to any of the foregoing, and tax liens for unpaid inspection fees and permit fees, in each case, a lien not yet due and payable, and subject to proration as provided in Section 9.5;
(vi)    any and all violations of law or municipal ordinances, orders or requirements issued by the departments of buildings, fire, labor, health or other Federal, State, County, Municipal or other departments and governmental agencies having jurisdiction against or affecting the Property, provided that Seller shall give Buyer a credit against the Purchase Price in the aggregate amount of any Environmental Control Board liens that are shown in the Title Commitment;
(vii)    any and all present and future laws, regulations, restrictions, requirements, ordinances, resolutions and orders (including any of the foregoing relating to zoning, building and environmental protection) as to the use, occupancy, subdivision or improvement of the Property adopted or imposed by any governmental authority;
(viii)    any lien or encumbrance encumbering the Property as to which Seller shall deliver to Buyer, or Title Company, at or prior to the Closing Date, proper instruments, in recordable form, cancelling such lien or encumbrance, together with any other instruments necessary thereto and the cost of recording and cancelling the same;
(ix)    all rights or easements, if any, of the City of New York or New York County or any public or private utility company, to maintain telephone wires, pipes, conduits or other facilities which enter or cross the Property;
(x)    variations between tax lot lines and record lines and variations between tax maps and record descriptions;

(xi)    any lien or encumbrance as to which Title Company will insure, or commit to insure, Buyer against loss or forfeiture of title to, or collection from, the Property without additional cost to Buyer, whether by payment, bonding, indemnity of Seller or otherwise;
(xii)    Uniform Commercial Code filings which are more than five (5) years old on the day prior to the Closing Date;
(xiii)    Any and all Leases, licenses or other occupancy agreements as set forth on Schedule 2 and any other Leases entered into after the date hereof which have been approved by Buyer in connection with Section 8.1 hereof; and
(xiv)    any other matter which constitutes a Permitted Exception under the terms of this Agreement.
Section 4.3    Evidence of Title. Delivery of title in accordance with the foregoing shall be evidenced by the willingness of the Title Company to issue, at Closing, its standard Owner’s American Land Title Association Policy of Title Insurance in the amount of the Purchase Price showing title to the Real Property vested in Buyer, subject to no exceptions other Permitted Exceptions (the “Title Policy”).
ARTICLE V
SELLER’S REPRESENTATIONS AND WARRANTIES
Section 5.1    Representations and Warranties of Seller. Seller represents and warrants to Buyer as of the date hereof and as of the Closing Date, that:
(a)    Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. This Agreement (i) is and at the time of Closing will be duly authorized, executed and delivered by Seller, (ii) is and at the time of Closing will be legal, valid and binding obligations of Seller, and (iii) does not and at the time of Closing will not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller or the Property is subject. All documents executed by Seller which are to be delivered to Buyer at Closing (i) are or at the time of Closing will be duly authorized, executed and delivered by Seller, (ii) are or at the time of Closing will be legal, valid and binding obligations of Seller, and (iii) do not and at the time of Closing will not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller or the Property is subject.
(b)    Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the United States Internal Revenue Code of 1986, as amended (the “Federal Code”).
(c)    To Seller’s knowledge, the list of Leases in Schedule 2 attached hereto is a true, correct and complete list of all of the Leases covering the Property as of the Effective Date. To Seller’s knowledge, Seller has delivered to Buyer, or made available to Buyer for review, true and complete copies of all Leases set forth on Schedule 2. To Seller’s knowledge, the Leases are in full force and effect and none of the Leases have been modified, amended, terminated, renewed or extended, except as set forth on Schedule 2. As of the Effective Date, to Seller’s knowledge, no written notice of default has been given or received by Seller under any of the Leases, except as listed on Schedule 2. To the best of Seller’s knowledge, the list of service contracts in Schedule 3 attached hereto is a complete list of all of the service contracts affecting the Property as of the Effective Date (“Service Contracts”).

(d)    To Seller’s knowledge, Seller has not received written notice from any applicable governmental authority that the Property is in violation of any laws, ordinances or regulations of any applicable governmental authority having jurisdiction thereover or control thereof.
(e)    To Seller’s knowledge, Seller has not received written notice from any applicable governmental authority of any pending or threatened special assessments or condemnation actions with respect to the Property.
(f)    To Seller’s knowledge, Seller has received no written notice, that the Property is in material violation of any federal, state, local or administrative agency ordinance, law, rule, regulation, order or requirement relating to environmental conditions or Hazardous Material (“Environmental Laws”). For the purposes hereof, “Hazardous Material” shall mean any substance, chemical, waste or other material which is listed, defined or otherwise identified as “hazardous” or “toxic” under any federal, state, local or administrative agency ordinance or law, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq. and the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., or any regulation, order, rule or requirement adopted thereunder, as well as any formaldehyde, urea, polychlorinated biphenyls, petroleum, petroleum product or by product, crude oil, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel or mixture thereof, radon, asbestos, and “source,” “special nuclear” and “by product” material as defined in the Atomic Energy Act of 1985, 42 U.S.C. §§ 3011 et seq.
(g)    Seller has not been the subject of any filing of a petition under the Federal Bankruptcy Law or any federal or state insolvency laws or laws for composition of indebtedness or for the reorganization of debtors.
(h)    Except as disclosed in Schedule 4 attached hereto, there is no litigation filed against Seller or, to Seller’s knowledge, the Property, that would adversely affect the current use or operation of the Property or the ability of Seller to perform its obligations under this Agreement.
(i)    To Seller’s knowledge, Schedule 5 is a true, correct and complete rent roll for the Property and the security deposits currently held by Seller under the Leases (and specifying whether such security deposits are held as cash or letters of credit).
(j)    To Seller’s knowledge, there are no “free rent” or abatements outstanding under any of the Leases other than as set forth on Schedule 6 attached hereto.
(k)    To Seller’s knowledge, except as set forth on Schedule 7, there are no Tenant Inducement Costs or Leasing Commissions (as hereinafter defined) due or to become due in connection with any Lease in effect as of the date hereof.
(l)    Attached as Schedule 8 is a schedule of all of the material documents and agreements evidencing and/or securing the Mortgage Loan (collectively, the “Mortgage Loan Documents”). The Mortgage Loan Documents have not been modified, terminated, amended or waived except as provided on Schedule 8. As of the Effective Date, Seller has made all payments of principal, interest and any other sums that became due and payable under the Mortgage Loan Documents and Seller has not received any written notice alleging that Seller is in default in the performance or observance of any of the material covenants and obligations required to be kept, observed or performed by Seller under the Mortgage Loan Documents. To Seller's knowledge, there is no other matter which, with the giving of notice, the passage of time, or both, would constitute an event of default under any of the Mortgage Loan Documents.

(m)    Attached as Schedule 9 is a schedule of all of the material documents and agreements evidencing and/or securing the Mezzanine Loan (collectively, the “Mezzanine Loan Documents”). The Mezzanine Loan Documents have not been modified, terminated, amended or waived except as provided on Schedule 9. As of the Effective Date, the Mezzanine Borrower has made all payments of principal, interest and any other sums that became due and payable under the Mezzanine Loan Documents and neither Seller nor the Mezzanine Borrower has not received any written notice alleging that Seller or the Mezzanine Borrower is in default in the performance or observance of any of the material covenants and obligations required to be kept, observed or performed by the Mezzanine Borrower under the Mezzanine Loan Documents. To Seller's knowledge, there is no other matter which, with the giving of notice, the passage of time, or both, would constitute an event of default under any of the Mezzanine Loan Documents.
(n)    Neither Seller nor its beneficial owners have sold or contracted to sell the Property or entered into a ground lease or contracted to enter into a ground lease with respect the Property or granted any right of first refusal or first offer with respect to the Property. Seller has not sold or contracted to sell any air rights, development rights or zoning rights.
Section 5.2    Certain Limitations on Seller’s Representations and Warranties. Notwithstanding anything to the contrary contained in this Agreement, no claim for a breach of a representation or warranty by Seller shall be actionable if the breach in question results from or is based on a condition, state of facts or other matter with respect to which Buyer has knowledge on or prior to the Closing (such conditions, state of facts or other matters are herein referred to as “Exception Matters”). If Buyer obtains knowledge of any Exception Matters after the Effective Date and prior to Closing, then:
(a)    if Buyer’s damages for all such breaches collectively aggregate $100,000 or less, then Buyer shall proceed to Closing without credit or offset against the Purchase Price;
(b)    if Buyer’s damages for all such breaches collectively aggregate more than $100,000, and less than one percent (1%) of the Purchase Price, then Seller shall grant to Buyer a credit against the Purchase Price in the amount of such aggregate damages, in which case Buyer shall be obligated to proceed to Closing with such credit.
(c)    if Buyer’s damages for all such breaches collectively aggregate one percent (1%) of the Purchase Price or more, then Buyer shall have the election of getting a credit against the Purchase Price in the amount of such aggregate damages, in which case Buyer shall be obligated to proceed to Closing with such credit. If Buyer elects not to get any such credit against the Purchase Price, then Buyer’s sole remedy shall be to terminate this Agreement and receive a refund of its Deposit and reimbursement of Buyer’s Transaction Costs.
Upon a termination of this Agreement pursuant to this Section 5.2, neither party shall have any further rights or obligations hereunder except those rights or obligations which are expressly stated herein to survive the termination of this Agreement.
Section 5.3    Survival; Limitation of Liability. All representations and warranties of Seller contained in this Agreement shall survive the Closing, provided that Buyer must give Seller written notice of any claim it may have against Seller for a breach of any such representation or warranty, or for breach of any covenants of Seller contained in this Agreement within 6 months following the Closing Date (the “Survival Period”). Any claim which Buyer may have at any time, whether known or unknown, which is not asserted prior to expiration of the Survival Period shall not be valid or effective, and Seller shall have no liability with respect thereto. Without limiting the foregoing, Buyer may not bring any action against Seller for a breach of any representation, warranty, indemnity or covenant of Seller contained in this Agreement or in any agreement delivered by Seller to Buyer at Closing unless and until the aggregate amount of all liability and losses arising out of any such breach exceeds One Hundred Thousand Dollars ($100,000), it being Seller’s desire to curtail any frivolous lawsuits. In addition, in no event will Seller’s liability for all such breaches exceed, in the aggregate, $5,000,000. The provisions of this Section 5.3 shall survive the Closing. As security for any breach by Seller for any representation, warranty, indemnity or covenant of Seller contained in this Agreement or in any agreement delivered by Seller to Buyer at Closing, Seller shall deposit with Escrow Agent at the Closing an amount equal to the $5,000,000 (the "Escrow Funds"), to be held in escrow pending a resolution of the claim of Buyer against Seller pursuant to this Section 5.3 in accordance with the terms set forth in an escrow agreement to be entered into by the parties at the Closing (the “Escrow Agreement”). Provided that Buyer has not received any notice of any breach of any representation, warranty, indemnity or covenant of Seller contained in this Agreement, such Escrow Funds shall be released six (6) months after the Closing Date. If Buyer notifies Seller in writing of a breach of a representation, warranty, indemnity or covenant of Seller contained in this Agreement within six (6) months after the Closing Date, such Escrow Funds shall remain with the Escrow Agent until the earlier to occur of (a) written agreement of Seller and Buyer with respect to the disposition of such Escrow Funds, or (b) a final, non-appealable order issued by a court of competent jurisdiction determining a resolution of the claim. Seller may direct that a portion of the Purchase Price to be paid at Closing be paid to Escrow Agent to serve as the Escrow Funds.
Section 5.4    Seller’s Knowledge. Buyer expressly understands and agrees that the phrase “to Seller’s knowledge” as used in Section 5.1 means the actual knowledge only and not any implied, imputed or constructive knowledge of Kent Swig, Ron Shaver, Tony Zografos or Jonathan Dean, without any independent investigation having been made.
ARTICLE VI
RISK OF LOSS AND INSURANCE PROCEEDS
Section 6.1    Loss. Seller shall give Buyer notice of the occurrence of damage or destruction of, or the commencement of condemnation proceedings affecting, any portion of the Property. In the event that all or any material portion of the Property is condemned, or destroyed or damaged by fire or other casualty prior to the Closing and the cost to repair or restore any loss or damage caused thereby is greater than five percent (5%) of the Purchase Price, then Buyer may, at its option to be exercised within ten (10) days of Seller’s notice of the occurrence of the damage or destruction or the commencement of condemnation proceedings, either terminate this Agreement or consummate the purchase for the full Purchase Price as required by the terms hereof. If Buyer elects to terminate this Agreement or fails to give Seller notice within such ten (10) day period that Buyer will proceed with the purchase, then this Agreement shall terminate at the end of such ten (10) day period and the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations hereunder except as provided in Sections 7.1, 10.3 and 10.12 and other sections herein expressly stated to survive termination. If (a) a portion of the Property is condemned or destroyed or damaged by fire or other casualty prior to the Closing and the cost to repair or restore any loss or damage caused thereby is equal to or less than five percent (5%) of the Purchase Price, or (b) Buyer elects within the aforesaid ten (10) day period to proceed with the purchase, then this Agreement shall not terminate and upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible, less any sums expended by Seller toward the restoration or repair of the Property (but in no event shall the amount of such credit exceed the Purchase Price). If the proceeds or awards have not been collected as of the Closing, then such proceeds or awards shall be assigned to Buyer, except to the extent needed to reimburse Seller for sums expended to collect such proceeds or repair or restore the Property, and Buyer shall not receive any credit against the Purchase Price with respect to such proceeds or awards; provided, that if the amount of proceeds or awards subsequently received by Buyer exceeds the Purchase Price, then Buyer shall pay to Seller any such excess within ten (10) days after Buyer’s receipt of such proceeds or awards. The provisions of this Section 6.1 shall (a) survive the Closing, and (b) supersede the provisions of Section 5-1311 of the General Obligations Law of the State of New York.
ARTICLE VII
BROKERS AND EXPENSES
Section 7.1    Brokers. The parties represent and warrant to each other that except for Eastdil Secured, whose commission shall be paid by Seller upon Closing in accordance with the provisions of a separate written agreement between Seller and such broker, no broker or finder was instrumental in arranging or bringing about this transaction and that there are no claims or rights for brokerage commissions or finder’s fees in connection with the transactions contemplated by this Agreement. If any person brings a claim for a commission or finder’s fee based upon any contact, dealings or communication with Buyer or Seller, then the party through whom such person makes his claim shall defend the other party (the “Indemnified Party”) from such claim, and shall indemnify the Indemnified Party and hold the Indemnified Party harmless from any and all costs, damages, claims, liabilities or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by the Indemnified Party in defending against the claim. The provisions of this Section 7.1 shall survive the Closing or, if the purchase and sale is not consummated, any termination of this Agreement.
Section 7.2    Closing Costs. Buyer, on the one hand, and Seller, on the other hand, shall each pay their own legal fees related to the negotiation and preparation of this Agreement and all documents required to consummate the transaction contemplated hereby. Seller shall pay the costs to remove, discharge or insure over any encumbrances or liens and all recording fees associated with such encumbrances or liens. Buyer shall pay (i) all costs associated with its due diligence, including, without limitation, the cost of appraisals, architectural, engineering, credit and environmental reports, (ii) all mortgage taxes, if any, (iii) all recording fees (other than to discharge encumbrances or liens, (iv) all sales and use taxes applicable to the sale of the Personal Property, (v) the premium for any title insurance including the Title Policy, (vi) all new survey or update costs, (vii) the costs of title search and examination with respect to the Property ordered by Buyer and (viii) in the event Buyer assumes the existing financing on the Property, the applicable loan assumption fee as set forth in the Mortgage Loan Documents or the Mezzanine Loan Documents. Seller shall pay all city, state and county transfer taxes and similar amounts relating to the conveyance of the Real Property from Seller to Buyer. Buyer, on the one hand, and Seller, on the other hand, shall each pay fifty percent (50%) of any escrow charges of Escrow Agent related to the Deposit and the Closing. All other customary purchase and sale closing costs shall be paid by Seller or Buyer in accordance with the custom in the jurisdiction of New York.
ARTICLE VIII
LEASES AND OTHER AGREEMENTS
Section 8.1    Buyer’s Approval of New Leases and Agreements Affecting the Property. Between the Effective Date and the Closing Date (as defined in Section 9.2 below), Seller shall not enter into any new Lease or other agreement, affecting the Property, or modify or terminate any existing Lease or other agreement affecting the Property, without first obtaining Buyer’s approval, which approval will not be unreasonably withheld or delayed. Seller shall submit an actual copy of such new Lease or other agreement, Lease or agreement modification, or Lease or agreement termination at the time that Seller seeks Buyer’s approval. If Buyer fails to give Seller notice of its approval or disapproval of any such proposed action within five  (5) days after Seller notifies Buyer of Seller’s desire to take such action, then Buyer shall be deemed to have given its approval. Notwithstanding anything to the contrary contained in this Section 8.1, prior to the Closing Date, Seller may enter into any Service Contract affecting the Property, or modify or terminate any existing Service Contracts affecting the Property, without obtaining Buyer’s approval; provided, however, that such Service Contracts shall be terminated by Seller as of the Closing and Seller shall promptly deliver to Buyer true, correct and complete copies thereof.
Section 8.2    Tenant Improvement Costs, Leasing Commissions and Free Rent. With respect to any new Lease or Lease modification entered into by Seller between the Effective Date and the Closing Date which has been approved or deemed approved by Buyer pursuant to Section 8.1 above and which requires that (i) Seller, as landlord, perform or pay or contract for any tenant improvement work (including hard and soft costs) (collectively, “Tenant Inducement Costs”); provided, however, that “Tenant Inducement Costs” shall not include loss of income resulting from any free rental period (it being agreed that Seller shall bear such loss resulting from any free rental period with respect to the period prior to the Closing Date and that Buyer shall bear such loss with respect to the period from and after the Closing Date, or (ii) pay or contract for any leasing commissions (collectively, the “Leasing Commissions”, and together with the Tenant Inducement Costs, collectively, “Leasing Costs”), Buyer shall be responsible for such Leasing Costs. If, as of the Closing Date, Seller shall have paid any Leasing Costs for which Buyer is responsible pursuant to the foregoing provisions, Buyer shall reimburse Seller therefor at Closing; provided, however, that Seller shall supply invoices and statements for all paid Leasing Costs to Buyer prior to the Closing Date. On and after the Closing, except as provided in this Agreement, including Section 9.5(a)(viii), Seller shall have no further obligations with respect to any Leases or other agreements affecting the Property, including, without limitation, tenant improvement work, leasing commissions and free rent and Buyer shall assume all such obligations.
Section 8.3    Tenant Notices. At the Closing, Seller shall furnish Buyer with one (1) original signed notice in the form attached hereto as Exhibit F, disclosing that the Property has been sold to Buyer and that, after the Closing, all rents should be paid to Buyer (the “Tenant Notice Letter”). After the Closing, Buyer shall distribute copies of the Tenant Notice Letter to each tenant of the Property.
Section 8.4    Local 94 Union Employees. Seller employs several Local 94 union employees who work at the Property. It is understood and agreed that at the Closing, Buyer will assume Seller’s employment obligations with respect to such employees or enter into separate employment agreements with such employees.
Section 8.5    Notices. From and after the date hereof, and promptly after the delivery or receipt thereof, Seller shall deliver to Buyer copies of all material notices sent or received by Seller concerning Seller or the Property, which relate to the Mortgage Loan, the Mezzanine Loan, Contracts, the Leases, notices of releases of Hazardous Materials affecting the Property or any actual or threatened condemnation of the Property or any portion thereof given by or on behalf of any Federal, state or local governmental authority, and copies of all other material correspondence sent, filed, served on or received by Seller from any federal, state or local governmental authority affecting the Property.
Section 8.6    Loans. Seller shall, and shall cause the Mortgage Borrower and Mezzanine Borrower (as such terms are hereinafter defined) to, pay any and all amounts due and owing under the Mortgage Loan Documents and the Mezzanine Loan Documents, as applicable, and perform or cause to be performed all of their respective obligations thereunder. Seller shall not, nor permit Mortgage Borrower or Mezzanine Borrower, without Buyer’s prior approval, which may be withheld in Buyer’s sole and absolute discretion, to: (i) make any payments of principal due under the Mortgage Loan Documents or the Mezzanine Loan Documents, except to the extent, if any, required by the terms thereof, (ii) deplete or use any reserves and escrows held by Mortgage Lender or Mezzanine Lender in respect of the Mortgage Loan or the Mezzanine Loan, as applicable, except to the extent provided for by the Mortgage Loan Documents and the Mezzanine Loan Documents, or (iii) enter into any new agreements with respect to the Loans or modify or terminate any Mortgage Loan Documents or any Mezzanine Loan Documents.
ARTICLE IX
CLOSING AND ESCROW
Section 9.1    Escrow Instructions. Upon execution of this Agreement, the parties hereto shall deposit an executed counterpart of this Agreement with the Title Company, and this instrument shall serve as the instructions to the Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. Seller and Buyer agree to execute such reasonable additional and supplementary escrow instructions as may be appropriate to enable the Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.
Section 9.2    Closing. The location of the Closing shall be held in person either at an office in New York City as designated by Lenders’ counsel in connection with the Loan Assumptions or at the offices of Seller’s attorney, Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104-0050 or as the parties may otherwise agree (which may be in escrow). The Closing shall occur (i) no later than the date that is ten (10) business days after the date that both Lenders (as defined in Section 9.6) shall have designated as the Loan Assumption Closing Date (as hereinafter defined) in connection with the Loan Assumptions, or (ii) such other earlier date and time as Buyer and Seller may mutually agree upon in writing (either date in clause (i) or (ii), the “Scheduled Closing Date”). Notwithstanding anything herein to the contrary, Buyer may elect to adjourn the Scheduled Closing Date from time to time, for a period not to exceed thirty (30) days in the aggregate, provided that (i) both Lenders agree to such adjournment and (ii) Buyer deposits an additional deposit with Escrow Agent in the amount of $5,000,000 (the “Additional Deposit”) no later than the Scheduled Closing Date and by written notice from Buyer to Seller no later than two (2) business days prior to then Scheduled Closing Date (the Scheduled Closing Date, as the same may be adjourned as provided in this Agreement, the “Closing Date”), time being of the essence. Upon depositing the Additional Deposit with Escrow Agent, the Additional Deposit shall be deemed a part of the Deposit. Closing shall be consummated and Buyer’s funds shall be received on or before 5:00 P.M. Eastern Time on the Closing Date.
Section 9.3    Deposit of Documents.
(a)    At or before the Closing, Seller shall deposit into escrow the following items:
(i)    the duly executed and acknowledged Deed conveying the Real Property to Buyer, subject to the Permitted Exceptions;
(ii)    two (2) duly executed counterparts of the Bill of Sale;
(iii)    two (2) duly executed counterparts of the Assignment and Assumption of Leases;
(iv)    two (2) duly executed counterparts of the Assignment and Assumption of Contracts with respect to the Service Contracts that Buyer does not request that Seller terminate as of the Closing Date (the “Assumed Contracts”);

(v)    a certified rent roll;
(vi)    an affidavit pursuant to Section 1445(b)(2) of the Federal Code in the form attached hereto as Exhibit G, and on which Buyer is entitled to rely, that Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Federal Code;
(vii)    an authorizing resolution and an incumbency certificate and such other documents as may be reasonably necessary to evidence the authority and capacity of Seller and the authority of the signatory for Seller;
(viii)    one (1) duly executed Tenant Notice Letter;
(ix)    one (1) duly executed customary affidavit, in lieu of registration required under Chapter 664-Laws of 1978 (as to the Property not being a multiple dwelling);
(x)    one (1) duly executed original of (i) the New York State Combined Real Estate Transfer Tax Return and Credit Line Mortgage Certificate (TP 584) (the “State Transfer Tax Certificate”), (ii) the New York City Real Property Transfer Tax Return, and (iii) the New York City Real Property Transfer Tax Report (NYC-5217), and any other transfer tax forms and all other forms in connection with the Real Property required to be filed with the City of New York, County of New York, or New York State (which shall be prepared online using the Automated City Register Information System (ACRIS);
(xi)    one (1) duly executed Closing Statement prepared in accordance with this Agreement;
(xii)    a certificate dated as of Closing Date, certifying that all of the representations and warranties made by Seller in this Agreement are true and correct as of the Closing and, to the extent necessary, reflecting any changed facts or circumstances between the date hereof and the Closing Date (provided such changes shall remain subject to the provisions of Section 2.1(b);
(xiii)    a customary title affidavit from Seller;
(xiv)    copies of the existing Mortgage Loan Documents and the Mezzanine Loan Documents;
(xv)    evidence that that certain management agreement with an affiliate of Swig Equities relating to the Property has been terminated as of the Closing Date;
(xvi)    originals (or to the extent originals are not available, copies) of the tenant estoppel certificates or Seller’s estoppel certificates obtained pursuant to Section 9.4;
(xvii)    the cash security deposits (together with interest accrued thereon less any permitted administrative fee) and originals of all letters of credit held by Seller, together with any transfer forms transferring the same to Buyer, as security under the Leases, but only to the extent the same have not been applied in accordance with the Leases, as and to the extent permitted pursuant to this Agreement, or returned to tenants as and when required by such Leases, and relate to tenants occupying space in the Building on the Closing Date pursuant to Leases then in effect;
(xviii)    two (2) duly executed counterparts of the Escrow Agreement; and

(xix)    duly executed counterparts of the Assumption Agreement and such other documents, if any, as may be required to be executed by Seller and Mezzanine Borrower to effect the Loan Assumptions in accordance with Section 9.6.
(b)    At the Closing, Buyer shall deposit into escrow the following items:
(i)    The balance of the Purchase Price, subject to proration in accordance with Section 9.5;
(ii)    two (2) duly executed counterparts of the Bill of Sale;
(iii)    two (2) duly executed counterparts of the Assignment and Assumption of Leases;
(iv)    two (2) duly executed counterparts of the Assignment and Assumption of Contracts with respect to the Assumed Contracts;
(v)    an authorizing resolution and an incumbency certificate and such other documents as may be reasonably necessary to evidence the authority and capacity of Buyer and the authority of the signatory for Buyer;
(vi)    one (1) duly executed original of (i) the State Transfer Tax Certificate, (ii) the New York City Real Property Transfer Tax Return, and (iii) the New York City Real Property Transfer Tax Report (NYC-5217), and any other transfer tax forms and all other forms in connection with the Real Property required to be filed with the City of New York, County of New York, or New York State (which shall be prepared online using the Automated City Register Information System (ACRIS);
(vii)    one (1) duly executed Closing Statement prepared in accordance with this Agreement;
(viii)    two (2) duly executed counterparts of the Escrow Agreement; and
(ix)    duly executed counterparts of the Assumption Agreement and such other documents, if any, as may be required to be executed by Buyer to effect the Loan Assumptions in accordance with Section 9.6.
(c)    Buyer and Seller shall each deposit such other instruments as are reasonably required by the Title Company or otherwise required to close and consummate the purchase and sale of the Property in accordance with the terms hereof. Buyer and Seller hereby designate Title Company as the “Reporting Person” for the transaction pursuant to Section 6045(e) of the Federal Code and the regulations promulgated thereunder.
(d)    Seller shall deliver to Buyer originals (or to the extent originals are not available, certified copies) of the Leases (together with the tenant files) and Contracts then in effect and all correspondence related thereto, and originals (or to the extent originals are not available, copies) of all books and records relating to the operation of the Property, within two (2) business days after the Closing Date. Seller shall deliver to Buyer a set of keys to the Property on the Closing Date. The obligations of Seller in this subparagraph (d) shall survive the Closing.
Section 9.4    Estoppel Certificates.

(a)    It shall be a condition precedent to Buyer’s obligations to close hereunder that Seller shall have obtained estoppel certificates in substantially the form attached hereto as Exhibit H from tenants of the Property collectively occupying a minimum of seventy percent (70%) of the gross leased area of the Property, which shall include tenant estoppel certificates from the following tenants (collectively, the “Required Tenants”): NYS Superintendent of Insurance, NYC Department of Juvenile Justice, NYC Housing Development Corp. and NYC EDC. Buyer shall accept an estoppel certificate in lieu of that attached as Exhibit H, if such certificate shall be in the form of an estoppel which the applicable tenant is entitled to deliver under the terms of its Lease.
(b)    Notwithstanding anything to the contrary contained in Section 9.4(a), in the event Seller obtains estoppel certificates from tenants of the Property collectively occupying at least fifty-five percent (55%) of the gross leased area of the Property, but less than the requisite seventy percent (70%), Seller may deliver to Buyer and warrant and represent to Buyer, with respect to such missing estoppel certificates that as of the date represented and warranted: (A) to the best of Seller’s knowledge, the Leases for those tenants are in full force and effect and have not been modified or amended (except as forth on the attached schedules to this Agreement); (B) the amount of the tenants’ security deposits; (C) the term of the Lease, (D) such tenant’s annual rent, (E) the dates through which rent has been paid; and (F) to the best of Seller’s knowledge, neither any of those tenants nor Seller is in default thereunder; provided, however, that notwithstanding anything to the contrary set forth in this Agreement, Seller shall be obligated to make such representations and warranties only to the extent they are accurate but all such representations and warranties shall be consistent with the representations and warranties given by Seller pursuant to this Agreement (and the Schedules hereto). Notwithstanding anything to the contrary set forth in this Agreement, in no event shall Seller be allowed to give any Seller’s estoppel certificates with respect to any Required Tenant. Buyer shall be obligated to accept Seller’s certification in lieu of any missing estoppel certificates. Seller’s certification shall be of no further force and effect upon Buyer’s receipt of an estoppel certificate from the applicable tenant pursuant to Section 9.4(a) above. Seller’s representations and warranties in the certificate shall survive the Closing, provided that (i) such representations and warranties shall be subject to the limitations on liability set forth in Section 5.3 above, and (ii) Buyer must give Seller written notice of any claim it may have against Seller for a breach of any such representation and warranty within six (6) months after the Closing Date. Any claim which Buyer may have which is not so asserted within such six (6) month period shall not be valid or effective and Seller shall have no liability with respect thereto. The Escrow Funds shall serve as security for Seller’s certifications as well and the Escrow Agreement shall provide for same at the Closing.
Section 9.5    Prorations.
(a)    With respect to the Property, Seller shall be entitled to all income produced from the operation of the Property which is allocable to the period prior to Closing and shall be responsible for all expenses allocable to that period; and Buyer shall be entitled to all income and, except as otherwise expressly provided in this Agreement, responsible for all expenses allocable to the period beginning at 12:01 A.M. on the day Closing occurs. At the Closing, all items of income and expense with respect to the Property listed below shall be prorated in accordance with the foregoing principles and the rules for the specific items set forth hereafter; provided, that Seller shall cause the existing management contract for the Property to be terminated as of the Closing Date:
(i)    Seller shall arrange for a billing under all those Service Contracts for which fees are based on usage and with utility companies for a billing for utilities, to include all utilities or service used up to the day Closing occurs, and Seller shall pay the resultant bills. In the event any of the Service Contracts set forth in Schedule 3 extend over periods beyond the Closing the same shall be prorated on a per diem basis.

(ii)    All real estate taxes together with installments of special assessments payable therewith attributable to the Property due and payable in the fiscal year in which the Closing occurs shall be prorated as of the Closing Date. Any real estate taxes together with installments of special assessments payable therewith due and payable in any calendar year which is (A) prior to the fiscal year in which Closing occurs shall be the obligation of Seller, and (B) subsequent to the fiscal year in which the Closing occurs shall be the obligation of Buyer. In the event that as of the date Closing occurs the actual tax bills for the tax year or years in question are not available and the amount of tax to be prorated as aforesaid cannot be ascertained, then rates, millages and assessed valuation of the previous year, with known changes, shall be used; and after the Closing occurs and when the actual amount of taxes of the year or years in question shall be determinable, such taxes will be re-prorated between the parties to reflect the actual amount of such taxes. With respect to any assessments which can be paid in installments, Seller shall only be responsible for installments which are payable on or before the Closing Date. Seller shall receive credit for any previously paid or prepaid taxes attributable to periods from and after the date of Closing.
(iii)    Gas, water, electricity, heat, fuel, sewer and other utilities charges, and annual fees for governmental licenses, permits and inspections relating to the Property, shall be prorated on a per diem basis.
(iv)    Rent under the Leases shall be apportioned as of the Closing Date to the extent such rent has actually been collected as of such date. Subject to Subsection (vi) below, with respect to any rent arrearages arising under the Leases for the period prior to the month in which the Closing occurs, after Closing Buyer shall pay to Seller any rent actually collected which is applicable to the period preceding the Closing Date; provided, however, that all rent collected by Buyer shall be applied first to all unpaid rent accruing after the Closing Date, and then to unpaid rent accruing prior to the Closing Date.
(v)    Where the Leases contain tenant obligations for taxes, common area expenses, operating expenses or additional charges of any other nature (“Expense Reimbursements”), and where Seller shall have collected any portion thereof in excess of amounts owed by Seller for such items for the period prior to the Closing Date, then there shall be an adjustment and credit given to Buyer on the Closing Date for such excess amounts collected. Buyer shall apply all such excess amounts to the charges owed by Buyer for such items for the period after the Closing Date and, if required by the Leases, shall rebate or credit the tenants with any remainder and shall indemnify, defend and hold Seller harmless with respect to such obligation of Buyer. If it is determined that the amount collected during Seller’s ownership period exceeded expenses incurred during the same period by less than the amount previously credited to Buyer, then Buyer shall promptly pay to Seller the difference. If it is determined that the amount collected during Seller’s ownership period was less than the expenses incurred by Seller during the same period, then Buyer shall promptly pay to Seller the amount of such deficiency upon collection of same from the tenants. Seller shall not receive at Closing any credit for Expense Reimbursements which have not actually been incurred by Seller and collected from tenants. Subject to Subsection (vi) below, to the extent Buyer collects any Expense Reimbursements after the Closing, such amounts shall be applied by Buyer in the same order as rent is to be applied pursuant to Subsection (iv) above.
(vi)    Notwithstanding anything to the contrary provided in Subsections (iv) and (v) above, if a tenant directs that a particular payment be applied to a particular payment obligation, then such payment shall be so applied. For example, if Seller receives a payment after Closing and the tenant indicates that the payment is for an Expense Reimbursement attributable to a month after the Closing, then Seller shall promptly pay such amount to Buyer, and if Buyer receives a payment after Closing and the tenant indicates that the payment is for an Expense Reimbursement attributable to a month prior to Closing, then Buyer shall promptly pay such amount to Seller. Seller shall not be entitled to sue a tenant or take any other actions to collect any delinquent rent or Expense Reimbursements due to Seller (and not previously paid to Seller), provided that Buyer shall use good faith efforts to collect the same on Seller’s behalf.
(vii)    All prepaid rentals and other prepaid payments attributable to Buyer’s period of ownership, security deposits not applied against tenant’s obligations under tenant Leases, electric, gas, sewer and water deposits deposited with Seller by tenants (including all accrued interest on all of the foregoing, unless Seller is entitled to retain the benefit thereof) under any Leases, license agreements or concession agreements relating to the Property, shall all belong to Buyer and all shall be assigned and delivered to Buyer at the Closing. Seller shall be entitled to receive the amount of any utility deposits paid by Seller with respect to the Property. Notwithstanding the foregoing, the amount of any security deposits received by Seller and not applied against tenant’s obligations under tenant Leases (in accordance with Section 9.5(d)) shall be credited against the Purchase Price and Seller shall be entitled to retain such deposits. Buyer shall indemnify, defend and hold Seller harmless with respect to any prepaid amounts or security deposits delivered or credited to Buyer at Closing.
(viii)    Seller shall pay at or prior to the Closing all (i) Leasing Commissions to brokers or finders upon the creation, extension or renewal of a Lease in effect on the date hereof, (ii) Tenant Inducement Costs under a Lease in effect on the date hereof, and (iii) any other financial inducements provided to or for the benefit of any one or more tenants under a Lease in effect on the date hereof in connection with such tenant’s agreement to lease premises at the Real Property which require any payment to be made by Seller (including such things as payment of a tenant’s moving or relocation costs, payments to a tenant’s prior landlord on account of obligations owing under a lease previously entered into between the tenant and such landlord, and other payments of funds by Seller which, pursuant to the provisions of the Lease, are made by Seller for the purpose of inducing the tenant to lease its premises at the Real Property or to renew or extend a pre-existing lease at the Real Property); provided that any such Leasing Costs must either be set forth or referenced in the applicable Lease. Buyer shall receive a credit at closing of $3,758,917.28 (per Schedule 7) related to potential future Tenant Inducement Costs for the NYC Economic Development and NYC Housing Development Leases. All actual tenant improvement costs to be incurred in connection with the NYC Economic Development and NYC Housing Development Leases will be the responsibility of the Buyer.
(ix)    Notwithstanding anything to the contrary contained in this Agreement, Seller shall be responsible for performing and paying for, and shall receive a credit at the Closing in the amount of $250,000 for, all tenant improvements relating to the installation of cooling units prior to Closing with respect to the Pacific College of Oriental Medicine Lease, which costs are considered a “Tenant Reimbursement” (as defined by such Lease) and will become a note receivable from such tenant. In the event such work is not completed and paid in full by Seller by the Closing Date, Buyer shall receive a credit covering the remaining costs to be expended to complete such work.
(x)    Seller shall be responsible for completing and paying for certain Local Law 11 work and true, correct and complete copies of the contracts relating to such work have been delivered to Buyer by Seller. In the event such work is not completed and paid in full by Seller by the Closing Date, Buyer will receive a credit covering the remaining costs to be expended to complete such work and this credit will not exceed $250,000. It is also anticipated that Local Law 11 work will need to be performed on the rear façade of the Property in the spring of 2014; such rear façade work shall be the responsibility of Buyer.
(b)    [intentionally omitted]

(c)    Buyer shall receive a credit at the Closing for interest under the Loans (defined below) computed from the last monthly payment due prior to the Closing Date through the Closing Date. Seller shall receive a credit at the Closing for the amounts on deposit with Lenders, representing reserves for taxes, insurance, reserves for tenant improvements, capital improvements, or for any other reserve, escrow, lockbox or cash collateral account (subject to the prorations required under Section 9.5) held by Lender, directly or indirectly, as of the Closing Date so long as the Lenders have either transferred to, or continue to hold such amounts for the benefit of, the Buyer at the Closing.  During the Loan Contingency Period (defined below), Seller shall notify Buyer as to the amounts held, as of the date of such notice, by the Lender, with respect to any reserves or escrows.
(d)    Seller shall determine the aforesaid prorations and deliver a closing statement reflecting such prorations to Buyer on or before the date that is five (5) business days before the Closing Date. Upon approval by Buyer, the parties shall deliver the approved prorations closing statement to the Title Company; provided that (i) if any of the aforesaid prorations cannot be calculated accurately as of the date that is three (3) business days prior to the Closing Date or, (ii) if any of the aforesaid prorations were calculated inaccurately, then the same shall be calculated by Seller and delivered to Buyer as soon as reasonably practicable after the Closing Date and either party owing the other party a sum of money based on such subsequent proration(s) shall promptly pay said sum to the other party, pursuant to the terms of this Section 9.5. To the extent that revenues and expenses to be prorated are not known as of the date of Closing, Seller and Buyer shall reconcile such amounts on the date that is ninety (90) days after the date of Closing or such longer period of time as may be necessary in the exercise diligence by both parties to adequately finalize such prorations.
(e)    Buyer shall pay for (i) the cost to update, recertify or otherwise revise the Survey, (ii) the premium for the Title Policy, the cost of any endorsements to the Title Policy, the cost of any related title examination charges, and the cost of any chain-of-title search, (iii) any personal property taxes applicable to the sale of the Property, (iv) one-half of all escrow fees and expenses, (v) any recording charges, and (vi) all costs relating to any financing obtained by Buyer (including, without limitation, mortgage recording taxes, if applicable). Seller shall pay for (i) any and all city, county and state transfer taxes or documentary stamp taxes applicable to the sale of the Property, and (ii) one-half of any escrow fees and expenses. Seller and Buyer shall pay their respective attorneys’ fees. All other fees and expenses applicable to the sale shall be prorated between Buyer and Seller in accordance with customary practice for the State, County and City of New York, Borough of Manhattan.
(f)    Prior to the Closing, Seller shall have the right (i) to apply any security deposits held under Leases in respect of defaults by any tenant which has vacated its entire premises, and (ii) to return the security deposit of any tenant thereunder who in the good faith judgment of Seller is entitled to the return of such deposit pursuant to the terms of its Lease or otherwise by law. At the Closing, Seller shall transfer or cause to be transferred to Buyer any security deposits which are held in the form of letters of credit (the “SD Letters of Credit”) if the same are transferable at Closing; if any of the SD Letters of Credit are not transferable by their terms, Seller shall request the tenants obligated under such SD Letters of Credit to cause new letters of credit to be issued in favor of Buyer in replacement thereof. For any non-transferable letters of credit for which Seller was unable to cause the tenants thereunder to issue new letters of credit in favor of Buyer, Buyer shall diligently pursue transfer or replacement, as applicable, of any non-transferable SD Letters of Credit, after Closing, and until such transfer or issuance, Seller shall take all reasonable action, as directed by Buyer and at Buyer’s expense, to (i) cause the applicable tenant(s) to transfer or replace such SD Letter of Credit, and (ii) cooperate with Buyer to draw down on any such SD Letter of Credit before the same has been transferred or replaced, as applicable. At the Closing, Seller shall deliver possession of all original SD Letters of Credit, together with completed transfer forms transferring same to Buyer to the extent such SD Letters of Credit are transferable. In connection with the presentment of such SD Letters of Credit for payment as permitted under the terms of the applicable tenant Lease, and in consideration of Seller’s agreement as aforesaid, Buyer shall indemnify, defend and hold Seller harmless from any liability, damage, loss, cost or expense arising out of Buyer’s draw down of the SD Letters of Credit after the Closing.
(g)    The provisions of this Section 9.5 shall survive the Closing.
Section 9.6    Assumption of Existing Financing
(a)    Seller is the borrower (“Mortgage Borrower”) under a first priority mortgage loan in the original principal amount of $141,500,000 secured by a mortgage and security agreement on the Property (the “Mortgage Loan”) and for the benefit of UBS Real Estate Securities Inc. (the “Mortgage Lender”) and evidenced by certain loan documents listed on Schedule 8 attached hereto.  Seller’s affiliate is the borrower under a mezzanine loan (“Mezzanine Borrower”) in the original principal amount of $20,000,000 (the “Mezzanine Loan”, and together with the Mortgage Loan, the “Loans”) for the benefit of Pearlmark Mezzanine Realty Partners III, L.L.C. and TMRP III Co-Investment, L.L.C. (the “Mezzanine Lenders” and, together with the Mortgage Lender, the “Lenders”), and evidenced by certain loan documents listed on Schedule 9.
(b)    Buyer’s obligations to effect the Closing under this Agreement are conditioned upon (A) (i) obtaining the written consent of the Mortgage Lender to the assumption by Buyer of the Mortgage Loan (the “Mortgage Assumption”), (ii) obtaining the written consent of the Mezzanine Lenders to the assumption by an affiliate of Buyer of the Mezzanine Loan (“Mezzanine Assumption”), and (iii) the substitution of one or more proposed substitute guarantors that satisfy the net worth and other financial criteria set forth in the Mortgage Loan Documents and the Mezzanine Loan Documents or are otherwise acceptable to the Lenders in place of any and all existing guarantor(s) and indemnitor(s) under all Mortgage Loan Documents or the Mezzanine Loan Documents, (the conditions described in subclauses (A)(i) through (iii), collectively, the “Loan Approval”), and (B) the closing of the Mortgage Assumption and the Mezzanine Assumption (collectively, the “Loan Assumptions”). The Loan Approval may be conditioned on compliance with Lenders’ requirements regarding the consummation of the Loan Assumptions expressly set forth in Section 8.1 of the Mortgage Loan and Mezzanine Loan agreements. The parties agree that Loan Approval with respect to a Loan shall be deemed given if the assumption contemplated hereby is approved by the applicable Lender, even if such approval is conditioned upon or subject to the execution and delivery of the documents and deliveries contemplated by Section 8.1 of the Mortgage Loan and Mezzanine Loan agreements, provided, however, the Loan Approval shall not be deemed to be given if (A) such approval is conditioned upon or subject to the execution and delivery of any other material documents, deliveries conditions or requirements that not expressly contemplated in Section 8.1 of the Mortgage Loan and Mezzanine Loan agreements or (B) such approval is conditioned upon Buyer agreeing to material modifications to the Mortgage Loan Documents or the Mezzanine Loan Documents other than modifications to reflect the borrowers’ identities, organizational structure and required transfer provisions, unless otherwise approved by Buyer in its sole and absolute discretion.
(c)    No later than three (3) business days after the Effective Date, Seller shall deliver to the servicers of the Loans and/or the Lenders under the Loans a written request (in accordance with Section 8.1 of the Mortgage Loan and the Mezzanine Loan agreements) requesting that the Lenders agree to the Loan Assumptions. Seller shall deliver a copy of such written request to Buyer and shall deliver to Buyer any response received by Seller from such servicers or Lenders with respect to such written request. Buyer shall, from and after receipt of such written response from such servicers or Lenders with respect to the Loan Assumption until the date that is 120 days thereafter (the “Loan Contingency Period”), use commercially reasonable efforts to obtain the Loan Approval. If the Loan Approval is obtained during the Loan Contingency Period, including without limitation, the agreement of the Lenders to approve the modifications set forth in Schedule 12, Buyer shall close the Loan Assumptions on the Scheduled Closing Date. Buyer shall use commercially reasonable efforts to obtain the Loan Approval during the Loan Contingency Period and the closing of the Loan Assumptions on the Scheduled Closing Date and the instrument or instruments that evidence the assumption of the Loans by Buyer or its affiliate, which shall be in form and substance satisfactory to Buyer (collectively, the “Assumption Agreement”), and Seller shall use commercially reasonable efforts to cooperate with Buyer and the servicers and Lenders in connection with the Loan Approval during the Loan Contingency Period and the closing of the Loan Assumptions on the Scheduled Closing Date. If the Loan Approval is obtained, Buyer shall request that the servicers or the Lenders designate in writing a date by which the servicers and the Lenders shall be ready, willing and able to close on the Loan Assumptions in accordance with this Section 9.6 and the documents relating to the Mortgage Loan and Mezzanine Loan and such designated date shall be the “Loan Assumption Closing Date” and Buyer shall inform Seller of such designated date. With respect to the Assumption Agreement or a separate agreement with the Lenders, Seller shall also be satisfied that any Seller-affiliated guarantors guaranteeing the Loans shall be released from liability under any guaranties with respect to the Loans from and after the Closing Date hereunder or, if not released from and after the Closing Date hereunder, Buyer or an affiliate of Buyer shall agree, pursuant to a written agreement in a form satisfactory to Seller, to indemnify and defend Seller and such Seller guarantors with respect to any costs, damages, liabilities, losses, expenses, liens or claims (including reasonable attorneys’ fees) (collectively, “Losses”) arising under any such guaranties with respect to the Loans; it being understood that if the Lenders require Buyer’s substitute guarantors to be responsible for the period of time prior to the Closing Date hereunder, the Escrow Funds shall serve as security for Buyer and such substitute guarantors to the extent that the Lenders pursue such substitute guarantors for any Losses that relate to the period of time prior to the Closing Date hereunder. If Loan Approval is not given during the Loan Contingency Period, the Assumption Agreement is not agreed to by the Lenders or the closing of the Loan Assumptions shall not occur during the Loan Contingency Period, but the parties reasonably believe that Loan Approval and the closing of the Loan Assumptions is forthcoming, both Buyer and Seller agree to consult with one another and if they reasonably believe in good faith that the Lenders may still provide the Loan Approval they will agree to extend the Loan Contingency Period for a 30-day period by the last date of the Loan Contingency Period (such date, the “Extended Loan Contingency Period”). If, by the end of the Loan Contingency Period (as may be extended herein), the Loan Approval is not given or the Assumption Agreement is not agreed to among the parties, and the closing of the Loan Assumptions shall not have occurred, Seller and Buyer shall each have the right to terminate this Agreement by delivery of written notice to the other party within three (3) business days following the end of the Loan Contingency Period (as may be extended herein).  If this Agreement is terminated as provided in the prior sentence and the Loan Approval was not obtained for any reason or no reason (other than solely as a result of Buyer’s breach of this Section 9.6(c)), including, without limitation, Seller’s failure to comply with this Section 9.6(c), then the Deposit shall promptly be returned to Buyer and neither party shall have any further liability to the other under this Agreement except for those provisions of this Agreement which expressly survive the termination hereof.  If this Agreement is terminated as provided in the prior sentence and the Loan Approval was not obtained solely by reason of Buyer’s breach of this Section 9.6(c) (and Seller has complied with this Section 9.6(c)), then the Deposit shall promptly be delivered to Seller and neither party shall have any further liability to the other under this Agreement except for those provisions of this Agreement which expressly survive the termination thereof.
(d)    Buyer and Seller shall reasonably cooperate with each Lender and each other, and act diligently and in good faith, to expeditiously procure the Loan Approval, the Assumption Agreement and the closing of the Loan Assumptions, and such cooperation shall include, but is not limited to, Buyer’s compliance with the assumption requirements contained in Section 8.1 of the Mortgage Loan and Mezzanine Loan agreements. Buyer’s counsel, at the sole cost and expense of Buyer, shall prepare the documentation for such assumption that relate to Buyer or Buyer’s affiliate, except to the extent that the Lenders require that their counsel prepare such documentation (in which event Buyer shall reimburse such Lender upon request the cost of such preparation). Buyer shall be responsible for any actual expense, including reasonable third party expenses, which any Lender incurs, and seeks to recover from Seller, solely arising from the preparation or review of the assumption documentation (including, but not limited to, any applicable loan assumption fee). For purposes of clarification, Buyer shall be responsible for any actual costs incurred by any Lender with respect to the assumption process even in the event this Agreement is terminated due to the failure to obtain a Loan Approval, except to the extent such failure is the result of a default by Seller under this Agreement. In the event Loan Approval is not obtained and Buyer fails to reimburse the Lenders for the aforementioned costs and expenses, such costs and expenses shall be deducted from the Deposit prior to returning same to Buyer.
(e)    The provisions of this Section 9.6 shall survive the Closing or earlier termination of this Agreement.
Section 9.7    Buyer’s 3-14 Audit. Buyer has informed Seller that Buyer is required by law to complete with respect to certain matters relating to the Property an audit commonly known as a “3-14” Audit (“Buyer’s 3-14 Audit”). In connection with the performance of Buyer’s 3-14 Audit, Seller has delivered to Buyer, the documents which are described on Schedule 10 attached hereto, to the extent in existence and in Seller’s possession (collectively, “Buyer’s 3-14 Audit Documents”) and Buyer acknowledges receipt of same. The originals (and where originals are not available or in Seller’s possession or control, copies) of all Buyer 3-14 Audit Documents shall become the property of Buyer upon Closing; provided that Seller may retain copies of any of such documents. Seller agrees to reasonably cooperate with Buyer in connection with any additional information or documentation Buyer may require with respect to Buyer’s 3-14 Audit.

ARTICLE X
MISCELLANEOUS
Section 10.1    Notices. Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, or (c) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and such notices shall be addressed as follows:

If to Buyer:	c/o Savanna 10 East 53rd Street, 37th Floor New York, NY 10022 Attention: Nicholas Bienstock Telephone: (212) 229.0101 Telecopy: (212) 229.1113 Email: NBienstock@savannafund.com

With a copy to:	c/o Savanna 10 East 53rd Street, 37th Floor New York, NY 10022 Attention: 110 William Street Asset Manager Telephone: (212) 229.0101 Telecopy: (212) 229.1113
With a copy to:	Hunton & Williams LLP 200 Park Avenue New York, New York 10166 Attention: Laurie Grasso, Esq. Telephone: (212) 309-1060 Telecopy: (212) 309-1846 Email: lgrasso@hunton.com
If to Seller:
c/o Silverpeak Real Estate Partners
1330 Avenue of the Americas, Suite 1200
New York, New York 10019
Attention: Anthony Juliano
Telephone: (212) 716-2064
Telecopy: (212) 716-2065
Email: ajuliano@silverpeakre.com
And:
Swig Equities
110 William Street, 1st Floor
New York, New York 10038
Attention: Kent Swig
Telephone: (212) 964-0100
Telecopy: (212) 508-7610
Email: kswig@swigequities.com

With a copy to:	Morrison & Foerster LLP 1290 Avenue of the Americas New York, New York 10104 Attention: Jeffrey J. Temple, Esq. Telephone: (212) 468-8031 Telecopy: (212) 468-7900 Email: jtemple@mofo.com or to such other address as either party may from time to time specify in writing to the other party. Any notice shall be deemed delivered when actually delivered, if such delivery is in person, upon deposit with the U.S. Postal Service, if such delivery is by certified mail, upon deposit with the overnight courier service, if such delivery is by an overnight courier service. Any notice may be given by such party’s attorney.

Section 10.2    Entire Agreement. This Agreement, together with the Exhibits and Schedules attached hereto, contain all representations, warranties and covenants made by Buyer and Seller and constitute the entire understanding between the parties hereto with respect to the subject matter hereof. Any prior correspondence, memoranda or agreements are replaced in total by this Agreement together with the Exhibits and Schedules hereto.
Section 10.3    Entry and Indemnity. . In connection with any entry by Buyer, or its agents, employees or contractors onto the Property, Buyer shall give Seller reasonable advance notice of such entry and shall conduct such entry and any inspections in connection therewith so as to minimize, to the greatest extent possible, interference with Seller’s business and the business of Seller’s tenants and otherwise in a manner reasonably acceptable to Seller. Without limiting the foregoing, prior to any entry to perform any on-site testing, Buyer shall give Seller notice thereof, including the identity of the company or persons who will perform such testing and the proposed scope of the testing. In the event that Buyer proposes to perform any destructive or invasive testing, Seller shall approve or disapprove, in Seller’s sole and absolute discretion, the proposed destructive or invasive testing within three (3) business days after receipt of such notice. Seller’s failure to provide such notice shall be deemed disapproval. If Buyer or its agents, employees or contractors take any sample from the Property in connection with any such approved testing, at Seller’s request, Buyer shall provide to Seller a portion of such sample being tested to allow Seller, if it so chooses, to perform its own testing. Seller or its representative may be present to observe any testing or other inspection performed on the Property. Upon Seller’s request, Buyer shall promptly deliver to Seller copies of any reports relating to any testing or other inspection of the Property performed by Buyer or its agents, employees or contractors. Prior to conducting any inspection of the Property, Buyer will obtain (or ensure that its agents, consultants and contractors, as applicable, will obtain) and provide to Seller a certificate of insurance evidencing Buyer’s or Buyer’s agents’, consultants’ and contractors’, as applicable, procurement of: (a) commercial general liability insurance from an insurer reasonably acceptable to Seller in an amount not less than One Million Dollars ($1,000,000) per occurrence and not less than Two Million Dollars ($2,000,000) on a general aggregate basis for bodily injury, death and property damage, and excess (umbrella) liability insurance with liability insurance with limits of not less than Five Million Dollars ($5,000,000) per occurrence, insuring against any liability arising out of any entry, test or investigation of the Property pursuant to the provisions hereof, and (b) workers’ compensation insurance having limits no less than those required by applicable state and federal statutes. Buyer’s commercial general liability insurance shall name Seller as an additional insured, and shall be primary and non-contributing with any other insurance of Seller. Buyer shall indemnify, defend and hold Seller harmless from and against any costs, damages, liabilities, losses, expenses, liens or claims (including, without limitation, reasonable attorneys’ fees) arising out of or relating to any entry on the Property by Buyer, its agents, employees or contractors in the course of performing the inspections, testing or inquiries provided for in this Agreement. The foregoing indemnity shall survive beyond the Closing, or, if the sale is not consummated, beyond the termination of this Agreement.
Section 10.4    Time. Time is of the essence in the performance of Buyer’s obligations on the Closing Date.
Section 10.5    1031 Exchange. The parties acknowledge and agree that either party may elect to assign their interest in this Agreement to an exchange facilitator by means of one or more escrows for the purpose of completing an exchange of such Property in a transaction which will qualify for treatment as a tax deferred exchange pursuant to the provisions of Section 1031 of the Internal Revenue Code of 1986 and applicable state revenue and taxation code sections (a “1031 Exchange”). Each party agrees to reasonably cooperate with any party so electing in implementing any such assignment and 1031 Exchange, provided that such cooperation shall not entail any additional expense to the non-electing party, cause such party to take title to any other property or cause such party exposure to any liability or loss of rights or benefits contemplated by this Agreement, and the electing party shall indemnify, defend and hold the non-electing party harmless from any liability, damage, loss, cost or other expense including, without limitation, reasonable attorneys’ fees and costs, resulting or arising from the implementation of any such assignment and 1031 Exchange. No such assignment by any party shall relieve such party from any of its obligations hereunder, nor shall such party’s ability to consummate a tax deferred exchange be a condition to the performance of such party’s obligations under this Agreement.
Section 10.6    Attorneys’ Fees. If either party hereto fails to perform any of its obligations under this Agreement or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys’ fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment. The provisions of this Section 10.6 shall survive the Closing or the termination of this Agreement.
Section 10.7    Jury Trial Waiver. The parties hereby agree to waive any right to trial by jury with respect to any action or proceeding (i) brought by either party or any other party, relating to (A) this Agreement and/or any understandings or prior dealings between the parties hereto, or (B) the Property or any part thereof, or (ii) to which Seller or Buyer is a party. The parties hereby acknowledge and agree that this Agreement constitutes a written consent to waiver of trial by jury pursuant to any applicable state statutes. The provisions of this Section 10.7 shall survive the Closing or the termination of this Agreement.
Section 10.8    No Merger. The obligations contained herein that expressly survive the Closing shall not merge with the transfer of title to the Property but shall remain in effect until fulfilled.
Section 10.9    Assignment. Buyer’s rights and obligations hereunder shall not be assignable without the prior written consent of Seller, to be granted or withheld in its sole discretion; provided, however, that Buyer shall have the right, upon notice but without the prior consent of Seller, to assign or otherwise transfer this Agreement and all of its rights or obligations hereunder to any entity so long as (i) Savanna Fund III REIT, LLC retains a direct or indirect ownership interest in such entity, and (ii) control of such entity is shared with, or solely held by, Savanna Fund III REIT, LLC.  In no event shall Buyer be released from any of its obligations or liabilities hereunder if Seller approves of any assignment of this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
Section 10.10    Counterparts and Electronic Transmissions. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The parties contemplate that they may be executing counterparts of this Agreement transmitted by facsimile or email in PDF format and agree and intend that a signature by either facsimile machine or email in PDF format shall bind the party so signing with the same effect as though the signature were an original signature.
Section 10.11    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

Section 10.12    Confidentiality. Until the Closing, Buyer and Seller shall each maintain as confidential any and all material obtained about the other and, in the case of Buyer, about the Property, and shall not disclose such information to any third party, except for disclosures required by law, regulatory or judicial process, court order or subpoena, and disclosures to its partners, members, managers, accountants, investors, current employees, consultants, attorneys, and potential lenders who have a need to know such information in connection with the transaction contemplated herein. Buyer and Seller shall be permitted to issue any press release or other public announcement regarding this transaction, provided that neither party shall disclose any information regarding the economic terms of this transaction. This provision shall survive the Closing or any termination of this Agreement. A breach by either party of its obligations under this Section 10.12 shall not entitle either party to terminate this Agreement or refuse to close or otherwise comply with its obligations hereunder. Notwithstanding the foregoing and anything to the contrary in this Agreement, nothing contained herein shall impair Buyer’s (or its permitted assignee’s) right to disclose information relating to this Agreement or the Property or the Mortgage Loan and the Mezzanine Loan (a) to any due diligence representatives and/or consultants that are engaged by, work for or are acting on behalf of, any securities dealers and/or broker dealers evaluating Buyer or its permitted assignees, (b) in connection with any filings (including any amendment or supplement to any S-11 filing) with governmental agencies (including the SEC) by any REIT holding, or that is considering holding, an interest (direct or indirect) in any permitted assignee of Buyer, and (c) to any broker/dealers in the Buyer’s or any REIT's broker/dealer network and any of the REIT’s or Buyer’s investors.
Section 10.13    Maintenance of the Property, Insurance. Between Seller’s execution of this Agreement and the Closing, Seller shall maintain the Property in substantially the same manner as before the making of this Agreement, as if Seller were retaining the Property; provided that Seller shall not be obligated to make any extraordinary repairs or make any capital improvements to the Property. Through the Closing Date, Seller shall maintain or cause to be maintained, at Seller’s sole cost and expense, Seller’s existing policy or policies of insurance insuring the Property.
Section 10.14    Interpretation of Agreement. The article, section and other headings of this Agreement are for convenience of reference only and shall not be construed to affect the meaning of any provision contained herein. Where the context so requires, the use of the singular shall include the plural and vice versa and the use of the masculine shall include the feminine and the neuter. The term “person” shall include any individual, partnership, joint venture, corporation, trust, unincorporated association, any other entity and any government or any department or agency thereof, whether acting in an individual, fiduciary or other capacity. All references to time are to Eastern Time Zone time (“Eastern Time”) unless expressly stated otherwise.
Section 10.15    General Rules of Construction. The parties acknowledge that this Agreement has been freely negotiated by both parties, that each party has had the opportunity to review and revise this Agreement, that each party has had the opportunity to consult with counsel with regard to this Agreement, and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits to this Agreement.
Section 10.16    Authority of Buyer. Buyer represents and warrants to Seller that Buyer is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware. Buyer further represents and warrants to Seller that this Agreement and all documents executed by Buyer which are to be delivered to Seller at Closing (a) are or at the time of Closing will be duly authorized, executed and delivered by Buyer, (b) are or at the time of Closing will be legal, valid and binding obligations of Buyer, and (c) do not and at the time of Closing will not violate any provision of any agreement or judicial order to which Buyer is a party or to which Buyer is subject. Buyer represents and warrants to Seller that Buyer is not subject to sanctions of the United States government or in violation of any federal, state, municipal or local laws, statutes, codes, ordinances, orders, decrees, rules or regulations relating to terrorism or money laundering, including, without limitation, Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) (the “Terrorism Executive Order”) or is similarly designated under any related enabling legislation or any other similar Executive Orders (collectively with the Terrorism Executive Order, the “Executive Orders”), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107‑56, the “Patriot Act”), any sanctions and regulations promulgated under authority granted by the Trading with the Enemy Act, 50 U.S.C. App. 1‑44, as amended from time to time, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701‑06, as amended from time to time, the Iraqi Sanctions Act, Publ. L. No. 101‑513; United Nations Participation Act, 22 U.S.C. § 287c, as amended from time to time, the International Security and Development Cooperation Act, 22 U.S.C. § 2349 aa‑9, as amended from time to time, The Cuban Democracy Act, 22 U.S.C. §§ 6001‑10, as amended from time to time, The Cuban Liberty and Democratic Solidarity Act, 18 U.S.C. §§ 2332d and 2339b, as amended from time to time, and The Foreign Narcotics Kingpin Designation Act, Publ. L. No. 106‑120, as amended from time to time. The Buyer’s representations and warranties set forth in this Section 10.16 shall survive the Closing until expiration of the Survival Period or any termination of this Agreement.
Section 10.17    Limited Liability. Subject to the limits of Section 5.3, the obligations of Seller are intended to be binding only on the Seller’s interest in the Property (in the event this Agreement is terminated) or Seller’s net proceeds from the sale of the Property (if the Closing occurs) and the obligations of Seller shall not be personally binding upon, nor shall any resort be had to, the private properties of any of its trustees, officers, directors or shareholders, the general partners, officers, directors or shareholders thereof, or any employees or agents of Seller.
Section 10.18    Signage. Seller reserves the right to remove or paint over any and all signs and brands on the exterior of the building or on the Property that identify Seller, at Seller’s sole cost, within forty-five (45) days after the Closing. The provisions of this Section 10.18 shall survive the Closing.
Section 10.19    Amendments. This Agreement may be amended or modified only by a written instrument signed by Buyer and Seller.
Section 10.20    No Recording. Neither this Agreement or any memorandum or short form thereof may be recorded by Buyer.
Section 10.21    Effective Date. As used herein, the term “Effective Date” shall mean the first date on which both Seller and Buyer shall have executed this Agreement.
Section 10.22    Deadlines on Non-Business Days. In the event any deadline specified herein falls on a day which is not a regular business day (including, without limitation, any day where the banks in New York, NY or the offices of the Escrow Agent in New York, NY, are closed), then the deadline shall be extended to the end of the next following regular business day.
Section 10.23    Joint and Several Obligations. If two (2) or more individuals, corporations, or other entities constitute Buyer (even though the defined term for Buyer is used in the singular), all agreements, covenants, representations and warranties of Buyer herein are the joint and several obligations of the individuals or entities constituting Buyer. If the individuals constituting Buyer are husband and wife, their joint and several obligations hereunder shall be binding upon both their community property and the sole and separate property and all other assets of each. If two (2) or more individuals, corporations, or other entities constitute Buyer, Seller shall have the right to join one or all of them in any proceeding or to proceed against them in any order.

Section 10.24    Further Assurances.
Seller and Buyer will do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, assignments, notices, transfers and assurances as may be reasonably required by the other party for carrying out the intentions or facilitating the consummation of this Agreement. The provisions of this Section 10.24 shall survive the Closing.

31

The parties hereto have executed this Agreement as of the date and year first written above.

SELLER:
110 WILLIAM, LLC,
A Delaware limited liability company

By:    110 William Mezz, LLC,
a Delaware limited liability company,
its sole equity member

By:    110 William Mezz Parent, LLC,
a Delaware limited liability company,
its sole equity member

By:    SE 110 William Management, LLC
a New York Limited liability company,
its managing member

By:    __/s/ Kent M. Swig______________
Name: Kent M. Swig
Title: Managing Member

[signatures continue on following page]

BUYER:

110 WILLIAM HOLDINGS III, LLC,
A Delaware limited liability company

By:	/s/ Nicholas C. Bienstock
Name:	Nicholas C. Bienstock
Title:	Authorized Signatory

The Escrow Agent agrees to act as escrow holder in accordance with the terms of this Agreement, and to act as the Reporting Person (as such term is defined in this Agreement).

STEWART TITLE INSURANCE COMPANY

By:	/s/ Authorized Signatory
Name:	Authorized Signatory
Title:	VP & Sr Underwriting Counsel

Schedule 1
LIST OF PERSONAL PROPERTY
Miscellaneous tools used by building staff which are stored in the Building.

Schedule 2
LIST OF LEASES AND NOTICES OF DEFAULT UNDER SUCH LEASES
Abovenet Communications, Inc.
License Agreement dated 07/01/2000
Letter Agreement to Extend dated 09/14/2010

Access Intelligence (Chemical Week)
Agreement of Lease dated 03/13/2000
Letter Agreement dated 06/07/2006
Consent to Sublease dated 11/17/2011

BRAC USA
Agreement of Lease dated 08/01/2012

Campbell Solberg Associates, Inc.
Agreement of Lease dated 04/06/2010

Captivate Network
License Agreement dated 05/17/2000
Media Services Agreement dated 11/17/2010
Media Services Agreement dated 05/02/2013

Cogent Communications
License Agreement dated 01/01/2002
License Agreement dated 01/01/2008
First Amendment to License Agreement dated 01/01/2013

Con Edison Communications
Telecommunications Services License Agreement dated 10/26/2001
First Amendment to License Agreement dated 05/20/2003

CP at William Street, Inc. (d.b.a. Chickpea)
Agreement of Lease dated 08/10/2010

Derive Technologies
Agreement of Lease dated 04/21/2011

DNJ Newsstand Inc.
License Agreement dated 06/24/2013

Don Congdon Associates
Agreement of Lease dated 10/14/2011

EFG Asset Mgmt, Inc.
Agreement of Lease dated 12/29/2011

EP Engineering, LLC
Agreement of Lease dated 06/06/2013

Tombar International, Inc. (d.b.a. Gateway Newsstands)
Agreement of Lease dated 10/31/1999
First Amendment of Lease dated 01/27/2010

Guideposts A Church Corp.
Agreement of Lease dated 05/03/2013

Hardin, Kundla, McKeon
Agreement of Lease dated 12/30/2003
First Amendment of Lease dated 08/19/2008
Second Amendment of Lease dated 11/30/2010

Schedule 2
LIST OF LEASES AND NOTICES OF DEFAULT UNDER SUCH LEASES
Hart Energy Publishing, LLLP
Agreement of Lease dated 07/21/2009

Helbraun Levey & O'Donoghue
Agreement of Lease dated 05/24/2013

HSBC Bank USA
Agreement of Lease dated 03/21/2001
First Amendment of Lease dated 05/20/2010

Insurance Information Institute, Inc.
Agreement of Lease dated 02/11/1987
First Amendment of Lease dated 04/1/1989
Second Amendment of Lease dated 03/27/1996
Third Amendment of Lease dated 10/24/1997
Fourth Amendment of Lease dated 10/11/1999
Letter Agreement dated 02/22/2006
Letter Agreement dated 03/31/2009

Kinko's, Inc
Agreement of Lease dated 05/19/2000
First Amendment of Lease dated 04/19/2010

Knowledge Delivery Systems, Inc.
Agreement of Lease dated 09/16/2006
First Amendment of Lease dated 08/22/2007
Second Amendment of Lease dated 10/1/2011
Third Amendment of Lease dated 10/24/2012

Lovell Safety Management
Agreement of Lease dated 11/01/2006

Metropolitan Fiber (Verizon)
Telecommunications Services License Agreement dated 11/28/1990
Telecommunications Services License Agreement dated 07/26/2004
Telecommunications Services License Agreement dated 01/05/2009

MRT Trading
License Agreement dated 06/20/2013

New York City Economic Development Corporation
Agreement of Lease dated 01/22/1992
First Amendment of Lease dated 11/22/1999
Second Amendment of Lease dated 04/20/2000
Third Amendment of Lease dated 12/23/2003
Fourth Amendment of Lease dated 12/02/2005
Storage Space Agreement dated 07/26/2007

The City of New York Department of Citywide Administrative Services (Association of Children's Services)
License Agreement dated 09/28/2006
Agreement of Lease dated 10/17/2007
Letter Agreement dated 07/26/2012

The City of New York Department of Citywide Administrative Services (Independent Budget Office)
Agreement of Leased dated 08/11/2011

Schedule 2
LIST OF LEASES AND NOTICES OF DEFAULT UNDER SUCH LEASES
The City of New York Department of Citywide Administrative Services (NYC Dept. of Juvenile Justice)
Agreement of Leased dated 12/26/2006

New York City Housing Development Corporation
Agreement of Lease dated 04/14/1999.
First Amendment to Lease dated 01/29/2007
Second Amendment to Lease dated 06/10/2011

Superintendent of Insurance of the State of New York, As Reciever
Agreement of Lease dated 03/31/2010

PACO Group, Inc.
Agreement of Lease dated 09/28/2006
First Amendment to Lease dated 12/11/2009
Second Amendment to Lease dated 09/10/2013

Pacific College of Oriental Medicine, LLC
Agreement of Lease dated 07/29/2013

Sharedbook, Inc
Agreement of Lease dated 06/17/2011

SQN Capital Partners, LLC
Agreement of Lease dated 05/03/2011

Stack Exchange, Inc.
Agreement of Lease dated 06/11/2012

T.Y. Lin International (f.k.a. Medina Consultants, P.C.)
Agreement of Lease dated 06/06/2007
First Amendment to Lease dated 09/07/2010

The Heffner Agency, Inc.
Agreement of Lease dated 10/19/1999
First Modification of Lease dated 09/30/2002
Second Modification of Lease dated 03/13/2007

WB Engineering & Consulting, P.L.L.C.
Agreement of Lease dated 07/11/2000
First Modification of Lease dated 01/11/2002
Second Modification of Lease dated 02/12/2003
Third Modification of Lease dated 04/30/2003
Fourth Modification of Lease dated 09/12/2007
Fifth Modification of Lease dated 4/11/2011

Wilentz, Goldman & Spitzer
Agreement of Lease dated 03/24/2006
First Amendment to Leased dated 06/16/2009
Letter Agreement dated 8/11/2011
Second Amendment to Lease dated 11/04/2013

There are no Defualt Notices under any of the above leases

Schedule 3
LIST OF SERVICE CONTRACTS

VENDOR	EXPIRATION DATE
AFA	2/22/2010
Ashokan Services	Auto Renewal
Atlantic Detroit Diesel-Allison	12/31/2013
Bright Star Couriers	12/31/2009
Chambers Paper Fibres Corp.	7/31/2014
Classic Security	12/31/2009
Diaz Architects	1/25/2013
DTM	2/1/2018
Energy Options, INC.	12/31/2013
Energy Spectrum	Auto Renewal
Fresh Meadow Chiller Services	12/31/2011
Hess	12/1/2013
Hillmann Environmental Group, LLC	12/31/2011
iES Corporation	11/1/2012
Kastle	Auto Renewal
Lawrence Exterior Restoration Corp.	7/10/2013
Nouveau Elevator	5/31/2018
Perfect Building Maintenance	12/31/2009
Perfect Building Maintenance	12/31/2014
Quality Fire Protection	12/31/2012
Sartron	12/31/2007
ShortPath	12/31/2010
Sirina Protextion Systems	7/31/2018
Source One, INC.	12/31/2011
The Asbestos Contractor, Inc.	11/4/2013
Total Fire Protection	Month to Month
VDA (Van Deusen Assoctiates).	N/A
W.H. Chrstian & Sons	5/2/2014
Wesco Technologies, Inc.	12/31/2008

Schedule 4
LITIGATION LIST
None

Schedule 4-1
ny-1116319

Schedule 5A
RENT ROLL

Database: SWIGEQUITIES
Bldg Status: Active only

Page: 1
Date: 12/2/2013
Time: 05:28 PM

Rent Roll
110 WILLIAM, LLC
12/2/2013

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
Vacant Suites													
11000 -0010	Vacant			742									
11000 -0060	Vacant			646									
11000 -0160	Vacant			810									
11000 -0910	Vacant			1,960									
11000 -1440	Vacant			574									
11000 -1800	Vacant			12,014									
11000 -2100	Vacant			18,500									
11000 -2600	Vacant			3,886									
11000 -3010	Vacant			5,714									
11000 -3200S	Vacant			474									
11000 -SB-D	Vacant			288									
11000 -SB-E	Vacant			178									
11000 -SB-F	Vacant			777									
11000 -SB-M	Vacant			374									
11000 -SB-O	Vacant			226									
11000 -SB-P	Vacant			248									
11000 -SBF	Vacant			288									
Occupied Suites													
11000 -0020	BUILDING PLAN ROOM	8/1/2006	12/31/2049	1,151									
11000 -0040C	COGENT COMMUNICATIONS	1/11/2002	12/31/2017	84	650.00	92.86			50.00				
11000 -0050	HSBC BANK USA	5/1/2001	4/30/2021	5,356	36,780.57	82.41				RRU	5/1/2016	41,194.24	92.29
11000 -0100	PACIFIC COLLEGE OF ORIENTAL ME	12/2/2013	6/30/2029	5,753									
11000 -0100A	PACIFIC COLLEGE OF ORIENTAL ME	12/2/2013	6/30/2029	2,054									

v = Excluded from totals, space occupied by another tenant'

Database: SWIGEQUITIES
Bldg Status: Active only

Rent Roll
110 WILLIAM, LLC
12/2/2013

Page: 2
Date: 12/2/2013
Time: 05:28 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF
										---------------- Future Rent Increases		----------------	
11000 -0105	KINKO'S, INC	6/19/2000	9/30/2015	4,000	13,416.67	40.25	1,089.54	2,525,917.03					
11000 -0110	GATEWAY NEWSSTAND	11/30/1999	1/31/2020	200	1,962.50	117.75			66.67	RRU	2/1/2015	2,471.88	148.31
11000 -0120	HSBC BANK USA	5/1/2001	4/30/2021	7,790	53,495.26	82.41	830.50	2,715,288.86		RRU	5/1/2016	59,914.70	92.29
11000 -0130	CP AT WILLIAM STREET,INC.	8/1/2010	3/30/2021	2,528	9,991.63	47.43	132.72		1,121.49	RRU	8/1/2015	11,490.38	54.54
11000 -0170	CP AT WILLIAM STREET, INC.	8/1/2010	3/30/2021	443									
11000 -0180	Messenger Center	1/1/2001	1/1/2022	400									
11000 -0400	ECONOMIC DEVELOPMENT	1/1/2004	8/31/2019	37,465	87,418.33	3.98	9,479.79	3,690,498.84	1,000.00	FRE	9/1/2014	-90,384.31	-4.13
										FRE	9/1/2015	-90,384.31	-4.13
										FRE	2/1/2019	-90,384.31	-4.13
										RCM	9/1/2014	90,384.31	4.13
	Additional Space 11000 -0040	7/26/2007	11/30/2013	1,127					1,725.00				
	Additional Space 11000 -0200	1/1/2004	8/31/2019	36,417	84,973.00	28.00	9,470.48	3,690,498.84		FRE	9/1/2014	-87,856.01	-28.95
										FRE	9/1/2015	-87,856.01	-28.95
										FRE	2/1/2019	-87,856.01	-28.95
										RCM	9/1/2014	87,856.01	28.95
	Additional Space 11000 -0300	1/1/2004	8/31/2019	37,621	87,782.33	28.00	9,658.92	3,690,498.84		FRE	9/1/2014	-90,760.66	-28.95
										FRE	9/1/2015	-90,760.66	-28.95
										FRE	2/1/2019	-90,760.66	-28.95
										RCM	9/1/2014	90,760.66	28.95
	Additional Space 11000 -0500	1/1/2004	8/31/2019	37,707	87,983.00	28.00	9,499.21	3,690,498.84		FRE	9/1/2014	-90,968.14	-28.95
										FRE	9/1/2015	-90,968.14	-28.95
										FRE	2/1/2019	-90,968.14	-28.95
										RCM	9/1/2014	90,968.14	28.95
	Additional Space 11000 -0600	1/1/2004	8/31/2019	37,722	88,018.00	28.00	9,691.59	3,690,498.84		FRE	9/1/2014	-91,004.33	-28.95
										FRE	9/1/2015	-91,004.33	-28.95
										FRE	2/1/2019	-91,004.33	-28.95
										RCM	9/1/2014	91,004.33	28.95
	Additional Space 11000 -0700	12/31/2003	8/31/2019	37,837	88,286.34	28.00	9,961.08	3,690,498.84	3,159.00	FRE	9/1/2014	-91,281.76	-28.95
										FRE	9/1/2015	-91,281.76	-28.95
										FRE	2/1/2019	-91,281.76	-28.95
										RCM	9/1/2014	91,281.76	28.95
	Additional Space 11000 -0800	12/31/2003	8/31/2019	37,735	88,048.33	28.00	9,939.05	3,690,498.84		FRE	9/1/2014	-91,035.69	-28.95
										FRE	9/1/2015	-91,035.69	-28.95
										FRE	2/1/2019	-91,035.69	-28.95
										RCM	9/1/2014	91,035.69	28.95
			Total	263,631	612,509.33		67,700.12		5,884.00				
11000 -0900	NYC HOUSING DEVELOPMENT CORP	4/15/1999	11/18/2022	13,385	33,462.50	30.00	9,394.43	2,525,917.03					
	Additional Space 11000 -0905	1/29/2007	11/18/2022	6,477	16,192.50	30.00	597.43						

v = Excluded from totals, space occupied by another tenant'

Database: SWIGEQUITIES
Bldg Status: Active only

Rent Roll
110 WILLIAM, LLC
12/2/2013

Page: 3
Date: 12/2/2013
Time: 05:28 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
	Additional Space 11000 -910A	1/18/2012	11/18/2022	6,710	16,411.54	29.35	348.88		1,677.50	RCM	11/18/2017	18,648.21	33.35
			Total	26,572	66,066.54		10,340.74		1,677.50				
11000 -0900s	INFOHIGHWAY COMM. (EUREKA)	1/27/2000	1/31/2005	155	300.00	23.23			20.00				
11000 -0901	GUIDEPOSTS A CHURCH CORP.	9/1/2013	1/31/2021	8,599					2,125.00	FRE	9/9/2018	-24,780.51	-34.58
										RCM	9/9/2014	20,666.26	28.84
										RCM	9/9/2015	21,286.25	29.71
										RCM	9/9/2016	23,358.01	32.60
										RCM	9/9/2017	24,058.75	33.57
										RCM	9/9/2018	24,780.51	34.58
										RCM	9/9/2019	25,523.92	35.62
										RCM	9/9/2020	26,289.64	36.69
11000 -0915	METROPOLITAN FIBER (VERIZON)	7/26/2004	7/25/2014	94	978.58	124.93			30.00	RCM	7/26/2014	1,007.94	128.67
11000 -1000	NYC HOUSING DEVELOPMENT CORP.	4/15/1999	11/18/2022	34,803	87,007.50	30.00	24,426.80	2,525,917.03	583.34				
11000 -1100	ACCESS INTELLIGENCE (CHEM WK)	3/13/2000	9/30/2015	33,607	94,057.59	23.18	19,124.86	2,574,143.34	416.67				
	Additional Space 11000 -1810	3/13/2000	9/30/2015	15,076	37,792.17	30.08	8,579.23	2,574,143.34					
			Total	48,683	131,849.76		27,704.09		416.67				
11000 -1200	LOVELL SAFETY MANAGEMENT	2/15/2007	11/30/2017	23,871	58,185.56	29.25	2,011.83	4,646,848.25	250.00				
11000 -1201	PACO GROUP, INC.	9/30/2013	9/30/2020	3,359	9,937.04	35.50			839.75	RCM	9/30/2014	10,235.15	36.56
										RCM	9/30/2015	10,542.21	37.66
										RCM	9/30/2016	10,858.47	38.79
										RCM	9/30/2017	11,184.23	39.96
										RCM	9/30/2018	11,519.75	41.15
										RCM	9/30/2019	11,865.35	42.39
11000 -1300	NYC DEPT OFJUVENILE JUSTICE	10/31/2007	4/30/2018	36,847	115,589.52	37.64	3,923.72	5,121,533.84	3,184.57				
	Additional Space 11000 -1430	10/31/2007	2/28/2018	10,737									
			Total	47,584	115,589.52		3,923.72		3,184.57				
11000 -1400	DERIVE TECHNOLOGIES, LLC	10/18/2011	9/30/2018	9,790	19,714.10	24.16	301.95			RCM	10/18/2014	20,206.96	24.77
										RCM	10/18/2015	21,757.42	26.67
										RCM	10/18/2016	22,301.35	27.34
										RCM	10/18/2017	22,858.88	28.02
11000 -1410	HELBRAUN LEVEY & O'DONOGHUE	10/9/2013	3/31/2024	4,472					1,268.00	RCM	10/9/2014	12,540.47	33.65
										RCM	10/9/2015	12,885.33	34.58
										RCM	10/9/2016	14,078.18	37.78
										RCM	10/9/2017	14,465.33	38.82
										RCM	10/9/2018	14,863.12	39.88
										RCM	10/9/2019	16,110.36	43.23
										RCM	10/9/2020	16,553.39	44.42

v = Excluded from totals, space occupied by another tenant'

Database: SWIGEQUITIES
Bldg Status: Active only

Rent Roll
110 WILLIAM, LLC
12/2/2013

Page: 4
Date: 12/2/2013
Time: 05:28 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RCM	10/9/2021	17,008.61	45.64
										RCM	10/9/2022	17,476.35	46.90
										RCM	10/9/2023	17,956.95	48.19
11000 -1420	NYC DEPT OF ADMIN SVCS (IBO)	2/1/2000	8/10/2021	8,503	20,548.92	29.00				RCM	8/11/2016	22,603.81	31.90
11000 -1500	NYS - SUPERINTENDENT OF INSURA	1/3/2010	1/31/2026	36,500	281,638.33	29.00	8,610.86		1,621.50	RCM	1/3/2016	330,196.66	36.77
										RCM	1/3/2021	378,755.00	42.18
	Additional Space 11000 -1600	10/1/2010	12/31/2025	36,500									
	Additional Space 11000 -1700	10/1/2010	12/31/2025	34,750									
	Additional Space 11000 -1801	10/1/2010	12/31/2025	8,790									
			Total	116,540	281,638.33		8,610.86		1,621.50				
11000 -1900	PACIFIC COLLEGE OF ORIENTAL ME	12/2/2013	6/30/2029	34,455						FRE	12/31/2013	-110,571.25	-31.40
										RCM	12/31/2013	110,571.25	31.40
										RCM	12/31/2014	113,059.10	32.10
										RCM	12/31/2015	115,602.93	32.82
										RCM	12/31/2016	118,204.00	33.56
										RCM	12/31/2017	120,863.59	34.32
										RCM	12/31/2018	133,891.77	38.02
										RCM	12/31/2019	136,904.33	38.87
										RCM	12/31/2020	139,984.68	39.75
										RCM	12/31/2021	143,134.34	40.64
										RCM	12/31/2022	146,354.86	41.56
										RCM	12/31/2023	159,956.59	45.42
										RCM	12/31/2024	163,555.62	46.44
										RCM	12/31/2025	167,235.62	47.49
										RCM	12/31/2026	170,998.42	48.55
										RCM	12/31/2027	174,845.88	49.65
11000 -2005	NYC DEPT OF ACS	11/1/2010	10/17/2017	25,397	63,856.64	30.17	696.04						
11000 -2010	NYC DEPT OF ACS	9/28/2006	10/17/2017	5,499	13,826.34	30.17	151.11		1,260.19				
11000 -2201	KNOWLEDGE DELIVERY SYSTEMS IN	2/1/2013	6/30/2018	8,569	23,743.27	33.25			150.00	RCM	1/25/2014	24,336.85	34.08
										RCM	1/25/2015	24,945.27	34.93
										RCM	1/25/2016	27,711.16	38.81
										RCM	1/25/2017	28,403.93	39.78
										RCM	1/25/2018	29,114.03	40.77
11000 -2202	DON CONGDON ASSOCIATES, INC.	12/15/2011	4/30/2022	4,460	10,718.87	28.84	127.48		1,115.00	RCM	12/15/2013	11,040.43	29.71
										RCM	12/15/2014	12,114.98	32.60
										RCM	12/15/2015	12,478.43	33.57
										RCM	12/15/2016	12,852.78	34.58
										RCM	12/15/2017	13,981.70	37.62
										RCM	12/15/2018	14,401.15	38.75
										RCM	12/15/2019	14,833.18	39.91
										RCM	12/15/2020	15,278.18	41.11

v = Excluded from totals, space occupied by another tenant'

Database: SWIGEQUITIES
Bldg Status: Active only

Rent Roll
110 WILLIAM, LLC
12/2/2013

Page: 5
Date: 12/2/2013
Time: 05:28 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RCM	12/15/2021	15,736.52	42.34
11000 -2210	CAMPBELL SOLBERG ASSOC INC	5/15/2010	12/31/2015	4,200	11,307.35	32.31	125.58		1,050.00	FRE	5/1/2014	-11,462.37	-32.75
										FRE	7/1/2014	-2,750.00	-7.86
										FRE	5/1/2015	-11,748.94	-33.57
										RCM	5/15/2014	11,590.04	33.11
										RCM	5/15/2015	11,879.79	33.94
11000 -2300	WB ENGINEERING & CONSULT.PLLC	4/11/2011	8/10/2021	16,735	48,790.63	34.99	478.09			FRE	4/11/2016	-56,830.52	-40.75
										RCM	4/11/2014	50,010.40	35.86
										RCM	4/11/2015	51,260.66	36.76
										RCM	4/11/2016	56,830.52	40.75
										RCM	4/11/2017	58,251.28	41.77
										RCM	4/11/2018	59,707.56	42.81
										RCM	4/11/2019	61,200.25	43.88
										RCM	4/11/2020	62,730.26	44.98
										RCM	4/11/2021	64,298.50	46.11
11000 -2400	INSURANCE INFORMATION INSTITU	9/1/1987	12/31/2015	16,408	29,985.01	21.93	13,245.75	2,420,245.00					
11000 -2500	HARDIN, KUNDLA, MCKEON	7/1/2009	3/31/2016	12,516	29,204.00	28.00	1,418.52			FRE	3/1/2014	-15,000.00	-14.38
										FRE	8/1/2014	-29,204.00	-28.00
										FRE	3/1/2015	-15,000.00	-14.38
										FRE	8/1/2015	-29,204.00	-28.00
11000 -2505	HART ENERGY PUBLISHING, LLLP	10/1/2009	11/30/2014	2,143	6,668.27	37.34			730.75	RCM	11/2/2014	6,851.65	38.37
11000 -2510	EFG ASSET MANAGEMENT, Inc.	1/27/2012	7/31/2016	1,785	5,081.95	34.16	51.23		728.44	RCM	1/27/2014	5,221.70	35.10
										RCM	1/27/2015	5,365.30	36.07
										RCM	1/27/2016	5,512.84	37.06
11000 -2601	WILENTZ, GOLDMAN & SPITZER	7/28/2006	12/31/2018	8,185	28,526.05	41.82			3,121.75	ELI	1/1/2014	1,875.73	2.75
										RCM	1/1/2014	22,508.75	33.00
										RCM	1/1/2015	23,015.20	33.74
										RCM	1/1/2016	23,533.04	34.50
										RCM	1/1/2017	24,062.53	35.28
										RCM	1/1/2018	24,603.94	36.07
11000 -2602	SQN CAPITAL PARTNERS, LLC	5/3/2011	6/30/2018	3,010	7,774.19	30.99	100.84		847.50	RCM	5/3/2014	8,482.75	33.82
										RCM	5/3/2015	8,694.82	34.66
										RCM	5/3/2016	8,912.19	35.53
										RCM	5/3/2017	9,134.99	36.42
										RCM	5/3/2018	9,363.37	37.33
11000 -2700	STACKEXCHANGE	7/15/2012	7/31/2023	15,115									
11000 -2800	STACKEXCHANGE	7/15/2012	7/31/2023	15,115	87,578.83	69.53	824.25		641.67	FRE	7/15/2017	-100,998.57	-80.18
										RCM	7/15/2014	89,549.35	71.09
										RCM	7/15/2015	96,602.55	76.69
										RCM	7/15/2016	98,776.10	78.42
										RCM	7/15/2017	100,998.57	80.18

v = Excluded from totals, space occupied by another tenant'

Database: SWIGEQUITIES
Bldg Status: Active only

Rent Roll
110 WILLIAM, LLC
12/2/2013

Page: 6
Date: 12/2/2013
Time: 05:28 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
										RCM	7/15/2018	108,309.37	85.99
										RCM	7/15/2019	110,746.33	87.92
										RCM	7/15/2020	113,238.12	89.90
										RCM	7/15/2021	115,785.98	91.92
										RCM	7/15/2022	118,391.16	93.99
11000 -2900	T.Y. LIN INTERNATIONAL	1/24/2011	5/31/2021	10,350	28,228.28	32.73	308.92		2,782.50	FRE	9/1/2016	-33,280.40	-38.59
										RCM	2/1/2014	29,004.56	33.63
										RCM	2/1/2015	29,802.19	34.55
										RCM	2/1/2016	33,280.40	38.59
										RCM	2/1/2017	34,195.61	39.65
										RCM	2/1/2018	35,135.99	40.74
										RCM	2/1/2019	36,102.23	41.86
										RCM	2/1/2020	37,095.04	43.01
										RCM	2/1/2021	38,115.16	44.19
11000 -2901	BRAC USA	10/1/2012	4/30/2023	3,154	8,866.02	33.73	91.58		1,004.21	RCM	10/1/2014	9,132.00	34.74
										RCM	10/1/2015	9,931.63	37.79
										RCM	10/1/2016	10,229.58	38.92
										RCM	10/1/2017	10,536.47	40.09
										RCM	10/1/2018	11,378.23	43.29
										RCM	10/1/2019	11,719.58	44.59
										RCM	10/1/2020	12,071.16	45.93
										RCM	10/1/2021	12,433.30	47.30
										RCM	10/1/2022	12,806.30	48.72
11000 -3000	SHAREDBOOK INC.	8/25/2011	12/31/2014	6,070	13,369.98	26.43	182.27		1,692.50	RCM	6/17/2014	15,317.73	30.28
11000 -3100	THE HEFFNER AGENCY	2/1/2000	12/31/2014	7,773	28,754.17	32.70	677.20	5,204,309.82					
	Additional Space 11000 -3110	10/10/2002	12/31/2014	2,527									
	Additional Space 11000 -SB-L	2/1/2000	12/31/2014	253					379.50				
			Total	10,553	28,754.17		677.20		379.50				
11000 -3200	EP ENGINEERING LLC	6/6/2013	2/29/2024	4,049					1,187.25	RCM	8/26/2014	11,614.30	34.42
										RCM	8/26/2015	11,933.70	35.37
										RCM	8/26/2016	12,936.71	38.34
										RCM	8/26/2017	13,292.47	39.39
										RCM	8/26/2018	13,658.01	40.48
										RCM	8/26/2019	15,045.85	44.59
										RCM	8/26/2020	15,459.62	45.82
										RCM	8/26/2021	15,884.75	47.08
										RCM	8/26/2022	16,321.59	48.37
										RCM	8/26/2023	16,770.43	49.70
11000 -3201	MRT TRADING LLC	7/1/2013	6/30/2014	753					2,500.00				
11000 -ARC01	DNJ NEWSSTAND INC.	7/1/2013	6/30/2023	50					1,150.00	LIC	7/1/2018	1,450.00	348.00

v = Excluded from totals, space occupied by another tenant'

Database: SWIGEQUITIES
Bldg Status: Active only

Rent Roll
110 WILLIAM, LLC
12/2/2013

Page: 7
Date: 12/2/2013
Time: 05:28 PM

Bldg Id-Suit Id	Occupant Name	Rent Start	Expiration	GLA Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Future Rent Increases Cat	Date	Monthly Amount	PSF
11000 -CABS	CAPTIVATE NETWORK	11/17/2010	5/17/2013	0									
11000 -ROOF1	ABOVENET COMMUNICATIONS	7/1/2000	6/30/2015	0	1,256.64				25.00	TLC	7/1/2014	1,294.34	0.00
11000 -SB-A	SECURITY GUARD LOCKER ROOM	1/1/2008	12/31/2049	153									
11000 -SB-B	PORTER LOCKER ROOM	1/1/2005	12/31/2049	178									
11000 -SB-C	Building Storage	1/1/2001	1/1/2021	586									
11000 -SB-G	Cleaning Storage	1/1/2001	1/1/2021	205									
11000 -SB-I	BLDG. CLEANING SUPPLIES	1/1/2008	12/31/2049	405									
11000 -SB-K	Building Storage	1/1/2001	1/1/2021	181									
11000 -SB-N	CON EDISON COMMUNICATIONS	5/20/2003	5/31/2011	90	1,425.65	190.09			31.69				
Totals:	Occupied Sqft:	94.61%	70 Units	836,784	1,969,583.95		165,551.73		39,536.44				
	Vacant Sqft:	5.39%	17 Units	47,699									
	Total Sqft:		87 Units	884,483	1,969,583.95								
Total 110 WILLIAM, LLC:													
	Occupied Sqft:	94.61%	70 Units	836,784	1,969,583.95		165,551.73		39,536.44				
	Vacant Sqft:	5.39%	17 Units	47,699									
	Total Sqft:		87 Units	884,483	1,969,583.95								
Grand Total:													
	Occupied Sqft:	94.61%	70 Units	836,784	1,969,583.95		165,551.73		39,536.44				
	Vacant Sqft:	5.39%	17 Units	47,699									
	Total Sqft:		87 Units	884,483	1,969,583.95								

v = Excluded from totals, space occupied by another tenant'

Schedule 5B
SECURITY DEPOSITS AND LETTERS OF CREDIT

Unclear if deposit will be cash or L/C so assumed L/C

Tenant	A Security per Lease	B Tenant Security Bank Accts. (Cash)	C Letters of Credit (L/C)	D (B+C) Total Security in LL Accts
MRT Trading, LLC	7,500.00	7,500.00		7,500.00
EP Engineering	67,820.75		*67,820.75*	*67,820.75* ✓
The Heffner Agency, Inc.	n/a	-	-	-
Sharedbook, Inc.	70,836.90	-	70,836.90	70,836.90
T.Y. Lin International (fka Medina Consultants, Inc.)	102,878.88	-	102,878.88	102,878.88
BRAC USA	34,431.00	34,431.00		34,431.00
Stack Exchange, Inc.	1,027,820.00	-	1,027,820.00	1,027,820.00
SQN Capital	24,456.25	-	24,456.25	24,456.25
Wilentz, Goldman & Spitzer, P.A.	93,810.50	-	93,810.50	93,810.50
Hardin, Kundla, Mckeon & Poletto	70,402.50	70,402.50	-	70,402.50
EFG Assest Management	29,675.63		29,675.63	29,675.63
Hart Energy Publishing, LLLP	19,554.87		19,554.87	19,554.87
Insurance Information Institute, Inc.	n/a	-	-	-
WB Engineering & Consulting, PLLC	47,412.67	47,412.67		47,412.67
Don Congon Associates	31,220.00	31,220.00		31,220.00
Knowledge Delivery Systems	94,973.08		94,973.08	*94,973.08*
Campbell Associates	34,650.00	34,650.00	-	34,650.00
City of NY - Admin for Children Srvs	n/a	-	-	-
Pacific College of Oriental Medicine, LLC	441,412.32		441,412.32	441,412.32
Access Intelligence (fka Chemical Week)	791,100.00	-	791,100.00	791,100.00
NY Liquidation Bureau	n/a	-	-	-
Helbraun, Levey & O'Donoghue, LLP	39,968.49	~~29,693.25~~ *39,968.49*	-	~~29,693.25~~ *39,968.49* ✓
Derive Technologies	59,351.88		59,351.88	59,351.88
City of NY - Independent Budget Office	n/a	-	-	-
City of NY - Dept. of Juvenile Justice	n/a	-	-	-
Paco Group, Inc.	50,549.32	-	50,549.32	50,549.32
Lovell Safety Management, LLC	316,290.75	-	316,290.75	316,290.75
NYC Housing Dev. Corp.	n/a	-	-	-
Guideposts a Church Corporation	60,192.99		60,192.99	*60,192.99*
Metropolitan Fiber Systems	n/a	-	-	-
Information Highway	n/a	-	-	-
NYC Economic Development Corp.	87,000.00	87,000.00	-	87,000.00
Kinko's, Inc.	*1,250.00*	1,250.00	-	1,250.00
Tobmar Inter., Inc. (d/b/a Gateway Newstand)	n/a	-	-	-
CP at William Street, Inc. (d/b/a Chickpea)	29,974.89		29,974.89	29,974.89
HSBC Bank USA	n/a	-	-	-
DNJ Newsstand, Inc.	3,450.00	3,450.00		3,450.00
Abovenet Communications	n/a	-	-	-
Captivate Network	n/a	-	-	-
Cogent Communications	n/a	-	-	-
Con Ed Communications	9,052.82	9,052.82	-	9,052.82
	$ ~~3,645,786.49~~	$ ~~356,062.24~~	$ ~~3,212,878.26~~	$ ~~3,413,774.43~~
	3,647,036.49	*366,337.48*	*3,280,699.01*	~~*3,645,786.49*~~ *3,647,036.49*

Seller: [signature]
initials

Buyer: NCB
initials

Schedule 6
FREE RENT

TENANT NAME	SUITE	START DATE	END DATE	NO. OF MONTHS	AMOUNT PER MONTH	TOTAL ABATEMENT
NYC ECONOMIC DEVELOPMENT	0200	1-Sep-2014	31-Oct-2014	2.00	$ (87,856.01)	$ (175,712.02)
NYC ECONOMIC DEVELOPMENT	0300	1-Sep-2014	31-Oct-2014	2.00	$ (90,760.66)	$ (181,521.32)
NYC ECONOMIC DEVELOPMENT	0400	1-Sep-2014	31-Oct-2014	2.00	$ (90,384.31)	$ (180,768.62)
NYC ECONOMIC DEVELOPMENT	0500	1-Sep-2014	31-Oct-2014	2.00	$ (90,968.14)	$ (181,936.28)
NYC ECONOMIC DEVELOPMENT	0600	1-Sep-2014	31-Oct-2014	2.00	$ (91,004.33)	$ (182,008.66)
NYC ECONOMIC DEVELOPMENT	0700	1-Sep-2014	31-Oct-2014	2.00	$ (91,281.76)	$ (182,563.52)
NYC ECONOMIC DEVELOPMENT	0800	1-Sep-2014	31-Oct-2014	2.00	$ (91,035.69)	$ (182,071.38)
NYC ECONOMIC DEVELOPMENT	0200	1-Sep-2015	30-Sep-2015	1.00	$ (87,856.01)	$ (87,856.01)
NYC ECONOMIC DEVELOPMENT	0300	1-Sep-2015	30-Sep-2015	1.00	$ (90,760.66)	$ (90,760.66)
NYC ECONOMIC DEVELOPMENT	0400	1-Sep-2015	30-Sep-2015	1.00	$ (90,384.31)	$ (90,384.31)
NYC ECONOMIC DEVELOPMENT	0500	1-Sep-2015	30-Sep-2015	1.00	$ (90,968.14)	$ (90,968.14)
NYC ECONOMIC DEVELOPMENT	0600	1-Sep-2015	30-Sep-2015	1.00	$ (91,004.33)	$ (91,004.33)
NYC ECONOMIC DEVELOPMENT	0700	1-Sep-2015	30-Sep-2015	1.00	$ (91,281.76)	$ (91,281.76)
NYC ECONOMIC DEVELOPMENT	0800	1-Sep-2015	30-Sep-2015	1.00	$ (91,035.69)	$ (91,035.69)
NYC ECONOMIC DEVELOPMENT	0200	1-Feb-2019	28-Feb-2019	1.00	$ (87,856.01)	$ (87,856.01)
NYC ECONOMIC DEVELOPMENT	0300	1-Feb-2019	28-Feb-2019	1.00	$ (90,760.66)	$ (90,760.66)
NYC ECONOMIC DEVELOPMENT	0400	1-Feb-2019	28-Feb-2019	1.00	$ (90,384.31)	$ (90,384.31)
NYC ECONOMIC DEVELOPMENT	0500	1-Feb-2019	28-Feb-2019	1.00	$ (90,968.14)	$ (90,968.14)
NYC ECONOMIC DEVELOPMENT	0600	1-Feb-2019	28-Feb-2019	1.00	$ (91,004.33)	$ (91,004.33)
NYC ECONOMIC DEVELOPMENT	0700	1-Feb-2019	28-Feb-2019	1.00	$ (91,281.76)	$ (91,281.76)
NYC ECONOMIC DEVELOPMENT	0800	1-Feb-2019	28-Feb-2019	1.00	$ (91,035.69)	$ (91,035.69)
HARDIN, KUNDLA, MCKEON	2500	1-Mar-2014	31-Mar-2014	1.00	$ (15,000.00)	$ (15,000.00)
HARDIN, KUNDLA, MCKEON	2500	1-Aug-2014	31-Aug-2014	1.00	$ (29,204.00)	$ (29,204.00)
HARDIN, KUNDLA, MCKEON	2500	1-Mar-2015	31-Mar-2015	1.00	$ (15,000.00)	$ (15,000.00)
HARDIN, KUNDLA, MCKEON	2500	1-Aug-2015	31-Aug-2015	1.00	$ (29,204.00)	$ (29,204.00)
CAMPBELL SOLBERG ASSOC INC	2210	1-May-2014	31-May-2014	1.00	$ (11,462.37)	$ (11,462.37)
CAMPBELL SOLBERG ASSOC INC	2210	1-Jul-2014	31-Jul-2014	1.00	$ (2,750.00)	$ (2,750.00)
CAMPBELL SOLBERG ASSOC INC	2210	1-May-2015	31-May-2015	1.00	$ (11,748.94)	$ (11,748.94)
T.Y. LIN INTERNATIONAL	2900	1-Sep-2016	30-Sep-2016	1.00	$ (33,280.40)	$ (33,280.40)
WB ENGINEERING & CONSULT.PLLC	2300	11-Apr-2016	10-May-2016	1.00	$ (56,830.52)	$ (56,830.52)
STACKEXCHANGE	2700-2800	15-Jul-2017	15-Aug-2017	1.00	$ (100,998.57)	$ (100,998.57)
GUIDEPOSTS A CHURCH CORP.	0910	9-Sep-2018	8-Oct-2018	1.00	$ (24,780.51)	$ (24,780.51)
PACIFIC COLLEGE OF ORIENTAL ME	1900	1-Jan-2014	30-Jun-2014	6.00	$ (110,571.25)	$ (663,427.50)
HELBRAUN LEVEY & ODONOGHUE	1410	9-Oct-2013	8-Mar-2014	5.00	$ (12,204.83)	$ (61,024.15)
EP ENGINEERING	3200	26-Aug-2013	25-Feb-2014	6.00	$ (11,303.46)	$ (67,820.76)

Schedule 6-1
ny-1116319

Schedule 7
TENANT INDUCEMENT COSTS AND LEASING COMMISSIONS
TENANT INDUCEMENT COSTS

TENANT NAME	SUITE	EFFECTIVE DATE	END DATE	LANDLORD'S CONTRIBUTION

NYC ECONOMIC DEVELOPMENT	0200-0800	1-Sep-2014	1-Sep-2018	$3,430,927

NYC HOUSING DEVELOPMENT	900/905/910a	1-Jan-2015	1-Jul-2017	$327,990

TOTAL TENANT INDUCEMENT COSTS				$3,758,917

LEASING COMMISSIONS

NONE				$—

TOTAL LEASING COMMISSIONS				$—

Schedule 8
LIST OF MORTGAGE LOAN DOCUMENTS
1    Loan Agreement between Mortgage Borrower and Mortgage Lender

2     Amended and Restated Promissory Note in the original principal amount of
$141,500,000 made by Mortgage Borrower in favor of Mortgage Lender

3    Consolidated, Amended and Restated Mortgage and Security Agreement
made by Mortgage Borrower to Mortgage Lender

4    Affidavit Under Section 255 of the Tax Law (Consolidated, Amended and
Restated Mortgage and Security Agreement) made by Mortgage Borrower

5    Assignment of Leases and Rents made by Mortgage Borrower to Mortgage
Lender

6    Affidavit Under Section 255 of the Tax Law (Assignment of Leases and Rents)
made by Mortgage Borrower

7    Guaranty of Recourse Obligations made by Guarantor for the benefit of
Mortgage Lender

8    Guaranty of Recourse Obligations made by Longwing for the benefit of
Mortgage Lender

9    Environmental Indemnity Agreement made by Mortgage Borrower and
Guarantor in favor of Mortgage Lender

10    Assignment of Management Agreement and Subordination of Management
Fees made by Mortgage Borrower to Mortgage Lender and consented and agreed to by Manager

11    Operations and Maintenance Agreement between Mortgage Borrower and
Mortgage Lender

12    Clearing Account Agreement by and among Wells Fargo, as clearing bank,
Mortgage Borrower, Manager and Mortgage Lender

13    Cash Management Agreement among Mortgage Borrower, Mortgage Lender,
Wells Fargo, as cash management bank, and Manager

14    Borrower’s Certification made by Mortgage Borrower

15    UCC-1Financing Statements:
(a) to be filed with the Delaware Secretary of State
(b) to be filed with the Office of the City Register of the City of New York

16    Post-Closing Obligations Agreement between Lender and Borrower

17    Joint Escrow Instructions Letter from Dechert LLP, counsel to Mortgage
Lender, and accepted and agreed to by Kensington, Royal Abstract, Fidelity
Financial, Fidelity, Mortgage Borrower and Mezzanine Borrower

18    Mortgage Lender Closing Statement agreed and accepted by Mortgage
Borrower

19    Kensington and Fidelity Disbursement Statement executed by Mortgage
Borrower and Mezzanine Borrower, together with email from Kensington containing all wire confirmations

Schedule 9
LIST OF MEZZANINE LOAN DOCUMENTS
1    Mezzanine Loan Agreement between Mezzanine Borrower and
Mezzanine Lender

2    Promissory Note (Mezzanine Loan) in the original principal amount of
$20,000,000 made by Mezzanine Borrower in favor of Mezzanine Lender

3    Pledge and Security Agreement (Mezzanine Loan) made by Mezzanine
Borrower in favor of Mezzanine Lender

4    Acknowledgement and Consent made by Mortgage Borrower

5    Certificate No. 1 Evidencing Limited Liability Company Interests in
Mortgage Borrower, together with the Limited Liability Company Interest
Power in blank, executed by Mezzanine Borrower

6    Affidavit of Lost Certificate made by Mortgage Borrower

7    Guaranty of Recourse Obligations (Mezzanine Loan) made by Guarantor for the benefit of Mezzanine Lender

8    Guaranty of Recourse Obligations (Mezzanine Loan) made by Longwing for the benefit of Mezzanine Lender

9    Environmental Indemnity Agreement (Mezzanine Loan) made by
Mezzanine Borrower and Guarantor in favor of Mezzanine Lender

10    Subordination of Management Agreement and Management Fees
(Mezzanine Loan) made by Mezzanine Borrower and Mortgage Borrower to Mezzanine Lender and consented and agreed to by Manager

11    UCC-1 Financing Statement, to be filed with the Delaware Secretary of
State

12    Joint Escrow Instructions Letter from DLA Piper LLP, counsel to
Mezzanine Lender, and accepted and agreed to by Fidelity

Schedule 9-1
ny-1116319

SCHEDULE 10
BUYER’S 3-14 AUDIT DOCUMENTS

DOCUMENTS REQUIRED FOR 3-14 AUDIT

Financial Statements

•	Detailed property operating statements and general ledger for the year ended 12/31/13 and YTD 2014.
Revenues
Access to the following for all revenues for the most recent full calendar year and for the current year to date:

•	Lease agreements including any leases which have expired or were terminated in 2013 and 2014.

•	Rent rolls for January 2013 and December 2013

•	Access to billing invoices and tenant cash receipts
Schedule of parking revenues and related support (agreements, copy of receipts, etc.), if applicable.
Expenses

Access to the following for all expenses for the most recent full calendar year and for the current year to date:

•	Invoices and service contracts

•	Check copies

•	Check register

•	Bank reconciliations as of 12/31/13
Reimbursable Expenses
Access to the following for the most recent full calendar year and for the current year to date:

•	CAM calculation to support monthly billings.

•	Year-end CAM reconciliation.

Please note that additional documentation may be required based on the findings of the 3-14 audit.

Schedule 10-1

SCHEDULE 11
TITLE COMMITMENT

CERTIFICATE OF TITLE ISSUED BY

STEWART TITLE

INSURANCE COMPANY

Title No. : FN-10500-NY
Premises : 110 Williams Street, New York, NY 10038
Reference : 110 William, LLC

Stewart Title Insurance Company certifies to the proposed insured named in Schedule A that an examination of title to the premises described in Schedule A has been made in accordance with its usual procedure and agrees to issue its standard form of title insurance policy in favor of the proposed insured, covering premises described in Schedule A, in the amounts hereinafter set forth, insuring the fee and / or mortgage and the marketability thereof, after the closing of the transaction in conformance with procedures approved by the Company excepting (a) all loss or damage by reason of the estates, interests, defects, objections, liens, encumbrances and other matters set forth herein that are not disposed of to the satisfaction of the Company prior to such closing or issuance of the policy (b) any question or objection coming to the attention of the Company before the date of closing, or if there be no closing, before the issuance of said policy.

This Certificate shall be null and void (1) if the fees therefore are not paid (2) if the prospective insured, his attorney or agent makes any untrue statement with respect to any material fact or suppresses or fails to disclose any material fact or if any untrue answers are given to material inquiries by or on behalf of the Company (3) upon delivery of the policy. Any claim arising by reason of the issuance hereof shall be restricted to the terms and conditions of the standard form of insurance policy. If title, interest or lien to be insured was acquired by the prospective insured prior to delivery hereof, the Company assumes no liability except under its policy when issued.

STEWART TITLE
GUARANTY COMPANY

Stewart Morris Jr.
Chairman of the Board

STEWART TITLE GUARANTY CO. INCORPORATED 1908 TEXAS

Malcolm S. Morris
President

Countersigned:

____

First Nationwide Title Agency LLC
220 East 42nd Street, Suite 3105
New York, NY 10017

Tel: 212-499-0100
Fax: 212-499-0600

Title V of the Gramm-Leach-Bliley Act (GLBA) generally prohibits any financial institution, directly or through its affiliates, from sharing nonpublic personal information about you with a nonaffiliated third party unless the institution provides YOU with a notice of its privacy policies and practices, such as the type of information that it collects about you and the categories of persons or entities to whom it may be disclosed. In compliance with the
GLBA, we are providing you with this document, which notifies you of the privacy policies and practices of First Nationwide Title Insurance Agency, LLC.

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you such as on applications or other forms.

•	Information about your transactions we secure from our files, or from our affiliates or others.

•	Information we receive from a consumer reporting agency.

•	Information that we receive from others involved in your transaction, such as the real estate agent or lender.

Unless it is specifically stated otherwise in an amended Privacy Policy Notice, no additional nonpublic personal information will be collected about you.

We may disclose any of the above information that we collect about our customers or former customers to our affiliates or to nonaffiliated third parties as permitted by law.

We also may disclose this information about our customers or former customers to the following types of nonaffiliated companies that perform marketing services on our behalf or with whom we have Joint Marketing Agreements:

•	Financial service providers such as companies engaged in banking, consumer finance, securities and insurance.

•	Non-financial companies such as envelope stuffers and other fulfillment service providers.

WE DO NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT YOU
WITH ANYONE FOR ANY PURPOSE THAT IS NOT SPECIFICALLY PERMITTED BY
LAW.

We restrict access to non-public personal information about you to those employees who need to know that information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Stewart Title Insurance Company

Title Number: FN-10500-NY

Schedule A
Title Number: FN-10500-NY     Effective Date: 10/22/2013

Premises:     110 Williams Street, New York, NY 10038
County:    New York
City:     New York
Tax ID:    Block 77 Lot 8

ALTA Owner's Policy 2006 (with N.Y. Endorsement Modifications)
Proposed Insured:

ALTA Loan Policy 2006 (with Endorsement Modifications)
Proposed Insured: , its successors and/or assigns

The estate or interest in the land described or referred to in this Certificate and covered herein is:
Fee Simple

Title to said estate or interest in said land at the effective date hereof is vested in:

110 William, LLC, a Delaware limited liability company

Source of Title: Deed made by Trizec Realty, Inc. dated 12/16/2004 recorded 01/19/2005 in
CRFN 2005000035805 at New York County Recording Office, and by Correction Deed made by Trizec Realty, Inc., dated 12/16/2004 recorded 11/22/2013 in CRFN 2013000483392.

Recertified Date: ___/___/______    Title Recertified In:

The land referred to in this Certificate is described as follows:

SCHEDULE "A" DESCRIPTION TO FOLLOW

For any title/clearance questions on this report, please call
Allison Luskoff, Esq., Vice President & Senior Underwriting Counsel at: (516) 686-9851

Stewart Title Insurance Company

Title Number: FN-10500-NY

SCHEDULE A DESCRIPTION

ALL that certain plot piece or parcel of land, situate, lying and being in the Borough of Manhattan,
County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of William Street and the northerly side of John Street;

RUNNING THENCE northerly along the easterly side of William Street, 188 feet 3 inches to a point in said easterly side of William Street, distant 154 feet 10 1/4 inches southerly from the corner formed by the intersection of the southerly side of Fulton Street and the said easterly side of
William Street;

THENCE easterly on a line forming an angle of 86 degrees 52 minutes 30 seconds on its northerly side with the easterly side of William Street, 159 feet 4 1/4 inches;

THENCE southwesterly on a line forming an angle of 82 degrees 44 minutes 30 seconds on its westerly side with the last mentioned course, 49 feet 5 inches;

THENCE continuing southwesterly on a line forming an angle of 180 degrees 49 minutes 30 seconds on its easterly side with the last mentioned course, 25 feet 7 1/2 inches;

THENCE continuing southwesterly along a line making an angle of 179 degrees 48 minutes on its easterly side with the last mentioned course, 23 feet 2 1/2 inches;

THENCE southeasterly and along a line forming an angle of 93 degrees 51 minutes 50 seconds on its northerly side with the last mentioned course, 24 feet 10 1/4 inches;

THENCE southerly along a line forming an angle of 96 degrees 20 minutes 30 seconds on its westerly side with the last mentioned course, 104 feet 3 1/4 inches to the northerly side of John
Street;

THENCE westerly along the northerly side of John Street, 173 feet 4 1/4 inches to the corner formed by the intersection of the northerly side of John Street with the easterly side of William
Street at the point or place of BEGINNING.

The policy to be issued under this report will insure title to such buildings and improvements erected on the premises, which by law constitute real property.

FOR CONVEYANCING ONLY: TOGETHER with all the right, title and interest of the party of the first part, of in and to the land lying in the street in front of and adjoining said premises.

Stewart Title Insurance Company
Schedule B-I
(Requirements)
Title Number FN-10500-NY

The following are requirements to be complied with for a title policy to issue:

DISPOSITION

1.
Searches, including judgments, federal tax liens and bankruptcies have been run against 110 William, LLC, a Delaware limited liability company, the certified owner(s) herein and the following must be disposed of: 2 ECBs (see herein)

2.    Re: 110 William, LLC

(a)    Proof is required of its formation and that it has not been dissolved. Proof is also required that there has been no change in the composition of the Limited Liability Company.

(b)    A copy of its Articles of Organization, and any amendments thereto, must be delivered to the Company for review in advance of closing.

(c)    A copy of its Operating Agreement and any amendments thereto, must be delivered to the Company for review in advance of closing.

(d)    Proof is required that the transaction to be insured has been duly authorized.

(e)    The name(s) of the managing member(s) must be furnished to this Company in advance of the closing so that federal tax lien and bankruptcy searches can be run. If the limited liability company does not have managing members, please contact Company Counsel to identify the names of the members as to whom said searches are to be run.

NOTE: At least two-thirds in interest of the members at a duly called and noticed meeting are required to vote for or consent in writing to a sale, lease or mortgage, pursuant to Sections 402, 403, 405 and 407 of the Limited Liability Company Law. Counsel must be advised in advance of the closing if less than two-thirds have voted for or consented in writing to the proposed transaction (or that such a vote or consent is anticipated) to determine if there is or will be due authority to convey. Conveyances by a Limited Liability Company formed on and after August 31, 1999, and a previously formed Limited Liability Company having amended its Operating Agreement to so provide, may proceed on the vote of a majority in interest of its members.

3.
Mechanic's Lien filed (docketed) 11/20/2013 by Construction 1st Class Inc., as lienor, in the unpaid amount of $63,945.04, Index No. 181, naming 110 William LLC as owner of the premises identified as Block 77 Lot 8.

4.	The name of the proposed mortgagor must be disclosed to the Company in advance of closing so that the appropriate bankruptcy and lien searches can be run.

Stewart Title Insurance Company

5.	FOR INFORMATION ONLY: Final Certificate of Eligibility dated 12/27/2005, between The New York City Department of Finance and TrizecHahn Regional Pooling LLC, its
successors and/or assigns, and recorded on 03/31/2005 in CRFN 2005000185183, which grants an exemption to the party of the second part.

6.     A copy of the Contract of Sale must be submitted for consideration prior to closing.
NOTE: When applicable, a copy of the Contract of Sale must be submitted with the New York City Real Property Transfer Tax Return (RPT) when the consideration is $400,000.00 or more.

7.	Affidavit of title with indemnity to be signed at closing using the annexed form, or additional exceptions may be raised.

8.    Proof is required that the person(s) executing the closing instruments is (are) the same person(s) as the grantee(s) in the deed recorded in CRFN 2005000035805 and correction deed recorded in CRFN 2013000483392.

9.    Closing mortgage/deed must contain the following recital: Being the same premises conveyed to the parties of the first part herein by deed recorded on 01/19/2005 in (as)
CRFN 2005000035805 and by correction deed recorded on 11/22/2013 in CRFN
2013000483392.

Stewart Title Insurance Company
Schedule B-II
(Exceptions)
Title Number FN-10500-NY

The policy will include as exceptions to title the following matters unless they are disposed of to the satisfaction of the company:

DISPOSITION

1.    Rights of tenants or persons in possession, if any.

2.	Taxes, tax liens, tax sales, water rates, sewer rates, sewer rents and assessments set forth herein.

3.    Mortgages returned herein. ( four ).
a.    Mortgage 1 appears to be assigned to the mortgagor (see assignment 1a).
Council should be contacted to discuss whether or not this mortgage can be further assigned or consolidated.

4.     Any state of facts which a guaranteed survey of current date would disclose.
NOTE: We are attempting to locate a survey. If a satisfactory survey is received, this exception will be amended.

5.     Covenants, conditions, easements, leases, agreements of record, etc., more fully set forth herein:

6.    Unrecorded Space Lease dated 03/21/2001.

7.	Sewer Agreement dated 03/30/1959, between 110 William Street Corporation and The City of New York, and recorded in Liber 5082 page 23.

8.    Subway Agreement dated 10/17/1958, between 110 William Street Corporation and the
New York City Transit Authority, and recorded in Liber 5056 page 411.

9.    Modification of Subway Agreement dated 09/22/1992, between 110 William Street
Company and the New York City Transit Authority, and recorded in Reel 1908 page 1679.

10.    Subordination, Non-Disturbance and Attornment Agreement dated 05/17/2001, between
Secore Financial Corporation (lender), HSBC Bank USA (tenant), and HSD/Horton
Associates (landlord), and recorded on 07/02/2001 in Reel 3314 page 2408.

Stewart Title Insurance Company
11.     Subordination, Non-Disturbance and Attornment Agreement dated 03/31/201, between the
Superintendent of Insurance of the State of New York, as Receiver (tenant), 110 William,
LLC (landlord or borrower), and Bank of America, National Association, successor by merger to LaSalle Bank National Association, as Trustee for the Registered Holders of LB
Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates,
Series 2007-C3, and recorded on 06/18/2010 in CRFN 2010000204059.

12.    Subordination, Non-Disturbance and Attornment Agreement dated 06/17/2011, between
U.S. Bank National Association, as National Bank Association, organized and existing under the Laws of the United States of America, no in its individual capacity but solely in its capacity as Trustee for the Registered Holders of LB Commercial Mortgage Trust,
Commercial Mortgage Pass-Through Certificates, Series 2007-C3, and recorded on
09/16/2011 in CRFN 2011000329448.

13.    Assignment of Leases and Rents dated 06/11/2012, made by 110 William, LLC, a
Delaware limited liability company to UBS Real Estate Securities Inc., a Delaware corporation and recorded on 06/25/2012 in CRFN 2012000249539.

With regard thereto:
a.    Assignment of Assignment of Leases and Rents, dated 06/04/2012, made by Bank of America, N.A., a national banking association (successor by merger to LaSalle Bank National Association, a national banking association), as Trustee for the Registered Holders of LB Commercial Mortgage Trust 2007-C3, Commercial
Mortgage Pass-Through Certificates, Series 2007-C3 to U.S. Bank National
Association, a national banking association organized and existing under the laws of the United States of America, not in its individual capacity but solely in its capacity as trustee for the registered holders of LB Commercial Mortgage Trust 2007-C3,
Commercial Mortgage Pass-Through Certificates, Series 2007-C3 and recorded on
06/25/2012 in CRFN 2012000249541.
b.    Assignment of Assignment of Leases and Rents, dated 06/04/2012, made by UBS Real Estate Securities Inc., a Delaware corporation, to U.S. Bank
National Association, as trustee for the registered holders of UBS-Barclays
Commercial Mortgage Trust 2012-C2, Commercial Mortgage Pass-Through
Certificates Series 2012-C2, and recorded on 08/29/2012 in CRFN 2012000342468.

14.     Memorandum of Lease dated 05/01/1979, between Unite States Fire Insurance Company,
The North River Insurance Company, Westchester Fire Insurance Company, and
International Insurance Company (landlord) and Marine Midland Bank (tenant), and recorded on 08/05/1980 in Reel 532 page 1942. Proof is required that same has been not been amended or further extended.

15. The condemnation proceeding commenced under Index # 402332-2005 by Metropolitan
Transportation versus Fulton Street Transit appears to affect a portion of the premises with regard to the subway entrance. The abstract is being reviewed and further exceptions may be raised.

Stewart Title Insurance Company
16.    The following Financing Statement (UCC-1) must be disposed of:
Debtor:     110 William, LLC
Secured Party:    UBS Real Estate Securities Inc.
File No.:     CRFN 2012000249540
Filed:     06/25/2012
Land (Block & Lot):     Block 77 Lot 8
NOTE: Assignment of UCC to U.S. Bank National Association, as Trustee for the
Registered Holders of UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial
Mortgage Pass-Through Certificates, Series 2012-C2 by UCC3 filed on 08/29/2012 in
CRFN 2012000342469.

17.     The tax search reveals that there is an abatement or exemption. If such abatement or exemption is pursuant to the J-51 program, such abatement or exempt is subject to review and audit by the City of New York and may be revised, reduced or terminated in the future.
This may result in the reimposition of taxes and accrued interest for prior tax periods.
Information as to the basis and status of the abatement or exemption may be obtained from the Department of Housing, Preservation and Development, 100 Gold Street, New
York, New York, or through the Department of Finance of the City of New York, 345
Adams St., Brooklyn, New York 11201, (Administrative Code Section 11-243, formerly
Section J51-2.5, Real Property Tax Law Section 489).

18.    Meter #’s 1318 & 1308: Tax search discloses a water/sewer meter that has been read to
09/04/2013. Policy excepts subsequent meter charges covering the period from said reading including but not limited to subsequent adjustments to “actual” reading amounts that have been reported herein even where such amounts cover the service period prior to closing.
NOTE: To omit this exception, a special meter reading is necessary to bring charges up to date. Seller is advised to obtain a special meter reading and present bill reflecting same, at or prior to closing to avoid having to deposit an escrow. You may contact our escrow department for further information.

19.    Fire Meter # 4024: Tax search discloses a water/sewer meter that has been read to
03/03/2011. Policy excepts subsequent meter charges covering the period from said reading including but not limited to subsequent adjustments to “actual” reading amounts that have been reported herein even where such amounts cover the service period prior to closing.
NOTE: To omit this exception, a special meter reading is necessary to bring charges up to date. Seller is advised to obtain a special meter reading and present bill reflecting same, at or prior to closing to avoid having to deposit an escrow. You may contact our escrow department for further information.

20.    Fire Meter # 4025: Tax search discloses a water/sewer meter that has been read to
03/04/2010. Policy excepts subsequent meter charges covering the period from said reading including but not limited to subsequent adjustments to “actual” reading amounts that have been reported herein even where such amounts cover the service period prior to closing.
NOTE: To omit this exception, a special meter reading is necessary to bring charges up to date. Seller is advised to obtain a special meter reading and present bill reflecting same, at or prior to closing to avoid having to deposit an escrow. You may contact our escrow department for further information.

Stewart Title Insurance Company
21.    Steam Meter # 195: Tax search discloses a water/sewer meter that has been read to
09/12/2013. Policy excepts subsequent meter charges covering the period from said reading including but not limited to subsequent adjustments to “actual” reading amounts that have been reported herein even where such amounts cover the service period prior to closing.
NOTE: To omit this exception, a special meter reading is necessary to bring charges up to date. Seller is advised to obtain a special meter reading and present bill reflecting same, at or prior to closing to avoid having to deposit an escrow. You may contact our escrow department for further information.

Stewart Title Insurance Company
Title Number: FN-10500-NY

MORTGAGE SCHEDULE

DISPOSITION

Mortgage 1:
Mortgage dated 09/25/1984 made by 110 William Street Company to United
States Fire Insurance Company, The North River Insurance Company,
Westchester Fire Insurance Company and International Insurance Company,
in the original principal amount of $55,708,186.28, and recorded on
9/29/1981 in Reel 585 Page 677. (Mortgage Tax Paid: $835,623.00).

Assignment 1a:
Assignment of Mortgage 1 dated 02/05/1982, from United States Fire
Insurance Company, The North River Insurance Company, Westchester Fire
Insurance Company and International Insurance Company to 110 William
Street Company, and recorded on 02/10/1982 in Reel 606 page 987.
NOTE: Assignment contains non-merger language.

Mortgage 2:
Mortgage dated 12/09/1988, made by HSD/Horton Associates to The
Equitable Life Assurance Society of the United States, in the original principal amount of $57,200,000.00, and recorded on 12/18/1998 in Reel 2777 Page
2412. (Mortgage Tax Paid: $1,573,000.00).

Assignment 2a:
Assignment of Mortgage 2 dated 05/17/2001, from The Equitable Life
Assurance Society of the United States to Secore Financial Corporation, and
recorded on 08/24/2001 in Reel 3347 Page 680.

Mortgage 3:
Amended and Restated Mortgage and Mortgage Modification and
Consolidation Agreement, Security Agreement, Assignment of Leases, Rents
and Revenues, and Fixture Filing and Consolidation dated 05/17/2001, made by TrizecHahn Regional Pooling LLC to Secore Financial Corporation, in the
original principal amount of $49,050,000.00, and recorded on 08/24/2001 in
Reel 3347 Page 688. (Mortgage Tax Paid: 1,348,875.00).
NOTE: Mortgages 2 and 3 are consolidated by the terms of Mortgage 3 to form a single lien of $106,250,000.00.

1

Title Company will require a written payoff statement prior to closing

These mortgage returns, unless the mortgage is to be insured, will appear as exceptions from coverage. The information set forth herein is obtained from the recorded instrument. Sometimes the provisions of a mortgage may be modified by agreements which are not recorded. We suggest that you communicate with the mortgagee if you desire any additional information. If there has been a change in the owners and holders of the mortgage, such information should be furnished to us promptly to enable further searches to be made.

Stewart Title Insurance Company
Title Number: FN-10500-NY

Assignment 3a:
Assignment of Mortgages 2 and 3, as consolidated, dated 05/17/2001, from
Secore Financial Corporation to LaSalle Bank National Association, as
Trustee for the Holders of TrizecHahn Office Properties Trust Commercial
Mortgage Pass-Through Certificates, Series 2001-TZH, and recorded on
03/22/2005 in CRFN 2005000165202.

Assignment 3b:
Assignment of Mortgages 2 and 3, as consolidated, dated 07/08/2004, from
LaSalle Bank National Association, as Trustee for the Holders of TrizecHahn
Office Properties Trust Commercial Mortgage Pass-Through Certificates,
Series 2001-TZH to Riverside Lending Company, LLC, and recorded on
03/22/2005 in CRFN 2005000165203.

Agreement 3c:
Mortgage Loan Assumption Agreement, dated 07/08/2001, between Trizec
Realty, Inc. and Riverside Lending Company, LLC, and recorded on
03/22/2005 in CRFN 2005000165204.
NOTE: New borrower assumes all obligations under Mortgages 2 and 3, as consolidated.

Agreement 3d:
Amended and Restated Mortgage dated 07/08/2004, made by Trizec Realty,
Inc. to Riverside Lending Company, LLC, in the original principal sum of
$106,250,000.00, and recorded on 03/22/2005 in CRFN 2005000165205.
NOTE: Amends and restates Mortgages 2 and 3, as consolidated.

Assignment 4e:
Assignment of Mortgages 2 and 3, as consolidated, dated 12/13/2004 from
Riverside Lending Company, LLC to Lehman Brothers Holdings Inc., and
recorded on 04/26/2005 in CRFN 2005000241446.

Agreement 4f:
Mortgage Consolidation and Modification Agreement dated 12/16/2004, between 110 William, LLC and Lehman Brothers Holdings Inc. d/b/a Lehman
Capital, a division of Lehman Brothers Holdings Inc., and recorded on
04/26/2005 in CRFN 2005000241447, which modifies terms of Mortgages 2 and 3, as consolidated, now securing the sum of $106,250,000.00.

2

Title Company will require a written payoff statement prior to closing

These mortgage returns, unless the mortgage is to be insured, will appear as exceptions from coverage. The information set forth herein is obtained from the recorded instrument. Sometimes the provisions of a mortgage may be modified by agreements which are not recorded. We suggest that you communicate with the mortgagee if you desire any additional information. If there has been a change in the owners and holders of the mortgage, such information should be furnished to us promptly to enable further searches to be made.

Stewart Title Insurance Company
Title Number: FN-10500-NY

Assignment 4g:
Assignment of Mortgages 2 and 3, as consolidated, dated 06/08/2007, from
Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman
Brothers Holdings Inc. to LaSalle Bank National Association, as Trustee for
The Lehman Brothers Floating Rate Commercial Mortgage Trust 2005-
LLFC4 Mortgage Pass-Through Certificates, Series 2005-LLFC4, and
recorded on 06/28/2007 in CRFN 2007000335218.

Assignment 4h:
Assignment of Mortgages 2 and 3, as consolidated, dated 06/08/2007, from
LaSalle Bank National Association, as Trustee for The Lehman Brothers
Floating Rate Commercial Mortgage Trust 2005-LLFC4 Mortgage Pass-
Through Certificates, Series 2005-LLFC4 to Lehman Brothers Bank, FSB,
and recorded on 06/28/2007 in CRFN 2007000335220.

Mortgage 4:
Mortgage dated 06/08/2007, made by 110 William, LLC to Lehman Brothers
Bank, FSB, in the original principal amount of $66,600,000.00, and recorded on 06/28/2007 in CRFN 2007000335222. (Mortgage Tax Paid:
$1,864,800.00).

Agreement 4a:
Mortgage Consolidation and Modification Agreement dated 06/08/2007, between 110 William LLC and Lehman Brothers Bank, FSB and recorded on
06/28/2007 in CRFN 2007000335223, which modifies terms of Mortgages 2,
3 and 4 to form a single lien in the amount of $156,600,000.00.

Agreement 4b:
Amended and Restate Mortgage, Assignment of Leases and Rents and
Security Agreement dated 06/08/2007, made by 110 William, LLC to Lehman
Brothers Bank, FSB, and recorded on 06/28/2007 in CRFN 2007000335224.
NOTE: Amends and restates Mortgages 2, 3 and 4, as consolidated.

Assignment 4c:
Assignment of Mortgages 2, 3 and 4, as consolidated, dated 02/19/2008, from Lehman Brothers Bank, FSB to LaSalle Bank National Association, in its
capacity as Trustee for the registered holders of LB Commercial Mortgage
Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series
2007-C3, and recorded on 03/18/2008 in CRFN 2008000110420.

3

Title Company will require a written payoff statement prior to closing

These mortgage returns, unless the mortgage is to be insured, will appear as exceptions from coverage. The information set forth herein is obtained from the recorded instrument. Sometimes the provisions of a mortgage may be modified by agreements which are not recorded. We suggest that you communicate with the mortgagee if you desire any additional information. If there has been a change in the owners and holders of the mortgage, such information should be furnished to us promptly to enable further searches to be made.

Stewart Title Insurance Company
Title Number: FN-10500-NY

Assignment 4d:
Assignment of Mortgages 2, 3 and 4, as consolidated, dated 06/04/2012,
Bank of America, N.A., National Banking Association (successor by merger to LaSalle National Association, a National Banking Association), as Trustee
for the Registered Holders of LB Commercial Mortgage Trust 2007-C3,
Commercial Mortgage Pass-Through Certificates, Series 2007-C3, to U.S.
Bank National Association, a National Banking Association Organized and
Existing under the Laws of the United States of America, not in its individual capacity but solely in its capacity as Trustee for the Registered Holders of LB
Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through
Certificates, Series 2007-C3, and recorded on 06/25/2012 in CRFN
2012000249536.

Assignment 4e:
Assignment of Mortgages 2, 3 and 4, as consolidated, dated 06/11/2012,
U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, not in its individual capacity but solely in its capacity as trustee for the registered holders of LB Commercial Mortgage Trust 2007-C3, Commercial Mortgage
Pass-Through Certificates, Series 2007-C3 to UBS Real Estate Securities
Inc., a Delaware corporation, and recorded on 06/25/2012 in CRFN
2012000249537.

Agreement 4f:
Consolidated, Amended and Restated Mortgage and Security Agreement
dated 06/11/2012, made by 110 William, LLC, a Delaware limited liability company to UBS Real Estate Securities Inc., a Delaware corporation, and recorded on 06/25/2012 in CRFN 2012000249538.
NOTE: Amends and Restates Mortgages 2, 3 and 4, as consolidated.

Assignment 4g:
Assignment of Mortgages 2, 3 and 4, as consolidated, dated 07/17/2012, from UBS Real Estate Securities Inc., a Delaware corporation, to U.S. Bank
National Association, as trustee for the registered holders of UBS-Barclays
Commercial Mortgage Trust 2012-C2, Commercial Mortgage Pass-Through
Certificates Series 2012-C2, and recorded on 08/29/2012 in CRFN
2012000342467.

4

Title Company will require a written payoff statement prior to closing

These mortgage returns, unless the mortgage is to be insured, will appear as exceptions from coverage. The information set forth herein is obtained from the recorded instrument. Sometimes the provisions of a mortgage may be modified by agreements which are not recorded. We suggest that you communicate with the mortgagee if you desire any additional information. If there has been a change in the owners and holders of the mortgage, such information should be furnished to us promptly to enable further searches to be made.

SCHEDULE 12
List of Required Changes to Mortgage and Mezzanine Loan Documents

Mortgage Loan Agreement and Mezzanine Loan Agreement

1.
Definitions (§1.1): Various definitions contained in the Loan Agreement will need to be revised or deleted to reflect the new parties to the transaction, including: (a) Borrower, (b) Guarantor, (c) Guaranty, (d) JV Agreement, (e) Longwing Guarantor, (f) Longwing Guaranty, (h) Management Agreement, (i) Manager, (j) Mezzanine Borrower, (k) Permitted Transfer, (l) Qualified Manager, (m) Sole Member, (n) Swig Family Entity, (o) Swig Guaranty, (p) Insolvency Opinion, and (q) Sponsor. All references to Kent Swig throughout the Loan Agreement will need to be deleted.

2.	Representations and Warranties (Article III):

a.	Organization (§3.1.1(b)): This representation will need to be revised to reflect the new Borrower’s state and federal tax ID numbers.

b.	Compliance (§3.1.9): The reference to the Zoning Analysis Report dated June 1, 2012 may need to be revised if a new report is obtained.

c.	Leases (§3.1.22): The rent roll attached as Schedule I will need to be updated, and the disclosures set forth in Schedule VIII may potentially need to be revised.

d.
Purchase Options (§3.1.44): The cross-references to provisions of the JV Agreement that contain purchase options, rights of first refusal, and similar options with respect to the Borrower, will need to be revised to reflect the new JV Agreement.

3.	Organizational Chart (§3.1.28): The organizational chart of Borrower attached as Schedule III will need to be revised to reflect the new structure.

4.	Material Agreements (§3.1.47): Schedule VI listing the Material Agreements may need to be updated.

5.	Property Management (Article VII): Need lender approval of new property management agreement with Swig Equities, LLC.

6.	Transfer Restrictions (Article VIII):

a.	Sections 8.1 and 8.2 will need to be revised to allow new transfer provisions.

7.	Notices (all documents): All notice provisions will need to be updated with the new Borrower’s notice address information.

8.	Agent for Service of Process (§11.3(B): Borrower’s agent for service of process will need to be updated.
Deposit Account Control Agreement

1.
Section 1 of the Agreement references the account number of the Restricted Account, the name of the Restricted Account, and the Borrower’s federal tax ID number. All three items will need to be updated with the new Borrower’s information. Section 5 also

Schedule 12-1

references the Borrower’s name and Borrower’s account information, which will need to be revised.

2.	The Tenant Direction Letter attached as Exhibit B will need to be revised with the new Borrower’s information.
Cash Management Agreement

1.	Section 2.1 identifies the account number of the Cash Management Account. This will need to be updated with the new Borrower’s information.

2.	Section 2.3 identifies the account name of the Cash Management Account. This will need to be updated with the new Borrower’s information.

3.	Exhibit B identifies the Borrower’s operating account information (bank, account name, routing number, and account number). This will need to be updated with the new Borrower’s information.

Schedule 12-2

Schedule 12-3

SCHEDULE 13
TITLE OBJECTIONS

Schedule 13-1

CERTIFICATE OF TITLE ISSUED BY

STEWART TITLE

INSURANCE COMPANY

Title No. : FN-10500-NY
Premises : 110 Williams Street, New York, NY 10038
Reference : 110 William, LLC

Stewart Title Insurance Company certifies to the proposed insured named in Schedule A that an examination of title to the premises described in Schedule A has been made in accordance with its usual procedure and agrees to issue its standard form of title insurance policy in favor of the proposed insured, covering premises described in Schedule A, in the amounts hereinafter set forth, insuring the fee and / or mortgage and the marketability thereof, after the closing of the transaction in conformance with procedures approved by the Company excepting (a) all loss or damage by reason of the estates, interests, defects, objections, liens, encumbrances and other matters set forth herein that are not disposed of to the satisfaction of the Company prior to such closing or issuance of the policy (b) any question or objection coming to the attention of the Company before the date of closing, or if there be no closing, before the issuance of said policy.

This Certificate shall be null and void (1) if the fees therefore are not paid (2) if the prospective insured, his attorney or agent makes any untrue statement with respect to any material fact or suppresses or fails to disclose any material fact or if any untrue answers are given to material inquiries by or on behalf of the Company (3) upon delivery of the policy. Any claim arising by reason of the issuance hereof shall be restricted to the terms and conditions of the standard form of insurance policy. If title, interest or lien to be insured was acquired by the prospective insured prior to delivery hereof, the Company assumes no liability except under its policy when issued.

STEWART TITLE
GUARANTY COMPANY

Chairman of the Board

STEWART TITLE GUARANTY CO. INCORPORATED 1908 TEXAS

President

Countersigned:

First Nationwide Title Agency LLC
220 East 42nd Street, Suite 3105
New York, NY 10017

Tel: 212-499-0100
Fax: 212-499-0600

PRIVACY POLICY NOTICE
Title V of the Gramm-Leach-Bliley Act (GLBA) generally prohibits any financial institution, directly or through its affiliates, from sharing nonpublic personal information about you with a nonaffiliated third party unless the institution provides YOU with a notice of its privacy policies and practices, such as the type of information that it collects about you and the categories of persons or entities to whom it may be disclosed. In compliance with the
GLBA, we are providing you with this document, which notifies you of the privacy policies and practices of First Nationwide Title Insurance Agency, LLC.

We may collect nonpublic personal information about you from the following sources:
•    Information we receive from you such as on applications or other forms.
•    Information about your transactions we secure from our files, or from our affiliates or others.
•    Information we receive from a consumer reporting agency.
•    Information that we receive from others involved in your transaction, such as the real estate agent or lender.

Unless it is specifically stated otherwise in an amended Privacy Policy Notice, no additional nonpublic personal information will be collected about you.

We may disclose any of the above information that we collect about our customers or former customers to our affiliates or to nonaffiliated third parties as permitted by law.

We also may disclose this information about our customers or former customers to the following types of nonaffiliated companies that perform marketing services on our behalf or with whom we have Joint Marketing Agreements:
•    Financial service providers such as companies engaged in banking, consumer finance, securities and insurance.
•    Non-financial companies such as envelope stutters and other fulfillment service providers.

WE DO NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT YOU
WITH ANYONE FOR ANY PURPOSE THAT IS NOT SPECIFICALLY PERMITTED BY
LAW.

We restrict access to non-public personal information about you to those employees who need to know that information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Stewart Title Insurance Company
Title Number: FN-10500-NY

Title Number: FN-10500-NY     Effective Date: 10/22/2013

Premises:    110 Williams Street, New York, NY 10038
County:     New York
City:     New York
Tax ID:    Block 77 Lot 8

ALTA Owner's Policy 2006 (with N.Y. Endorsement Modifications)
Proposed Insured:

AL TA Loan Policy 2006 (with Endorsement Modifications)
Proposed Insured: , its successors and/or assigns

The estate or interest in the land described or referred to in this Certificate and covered herein is:
Fee Simple

Title to said estate or interest in said land at the effective date hereof is vested in:

110 William, LLC, a Delaware limited liability company

Source of Title: Deed made by Trizec Realty, Inc. dated 12/16/2004 recorded 01/19/2005 in
CRFN 2005000035805 at New York County Recording Office, and by Correction Deed made by Trizec Realty, Inc., dated 12116/2004 recorded 11/22/2013 in CRFN 2013000483392.

Recertified Date: ___/___/_______    Title Recertified In:

The land referred to in this Certificate is described as follows:

SCHEDULE "A" DESCRIPTION TO FOLLOW

For any title/clearance questions on this report, please call
Allison Luskoff, Esq., Vice President & Senior Underwriting Counsel at: (516) 686-9851

1

Stewart Title Insurance Company
Title Number: FN-10500-NY

SCHEDULE A DESCRIPTION

ALL that certain plot piece or parcel of land, situate, lying and being in the Borough of Manhattan,
County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of William Street and the northerly side of John Street;

RUNNING THENCE northerly along the easterly side of William Street, 188 feet 3 inches to a point in said easterly side of William Street, distant 154 feet 10 1/4 inches southerly from the corner formed by the intersection of the southerly side of Fulton Street and the said easterly side of
William Street;

THENCE easterly on a line forming an angle of 86 degrees 52 minutes 30 seconds on its northerly side with the easterly side of William Street, 159 feet 4 1/4 inches;

THENCE southwesterly on a line forming an angle of 82 degrees 44 minutes 30 seconds on its westerly side with the last mentioned course, 49 feet 5 inches;

THENCE continuing southwesterly on a line forming an angle of 180 degrees 49 minutes 30 seconds on its easterly side with the last mentioned course, 25 feet 7 1/2 inches;

THENCE continuing southwesterly along a line making an angle of 179 degrees 48 minutes on its easterly side with the last mentioned course, 23 feet 2 1 /2 inches;

THENCE southeasterly and along a line forming an angle of 93 degrees 51 minutes 50 seconds on its northerly side with the last mentioned course, 24 feet 10 1/4 inches;

THENCE southerly along a line forming an angle of 96 degrees 20 minutes 30 seconds on its westerly side with the last mentioned course, 104 feet 3 1 /4 inches to the northerly side of John
Street;

THENCE westerly along the northerly side of John Street, 173 feet 4 1/4 inches to the corner formed by the intersection of the northerly side of John Street with the easterly side of William
Street at the point or place of BEGINNING.

The policy to be issued under this report will insure title to such buildings and improvements erected on the premises, which by law constitute real property.

FOR CONVEYANCING ONLY: TOGETHER with all the right, title and interest of the party of the first part, of in and to the land lying in the street in front of and adjoining said premises.

1

1

1

1

1

1

1

EXHIBIT A
DESCRIPTION OF REAL PROPERTY
All that certain real property situated in New York County, New York, described as follows:
ALL that certain plot piece or parcel of land, situate, lying and being in the Borough of Manhattan, County and State of New York, bounded and described as follows:
BEGINNING at the corner formed by the intersection of the easterly side of William Street and the northerly side of John Street;
RUNNING THENCE northerly along the easterly side of William Street, 188 feet 3 inches to a point in said easterly side of William Street, distant 154 feet 10 1/4 inches southerly from the corner formed by the intersection of the southerly side of Fulton Street and the said easterly side of William Street;
THENCE easterly on a line forming an angle of 86 degrees 52 minutes 30 seconds on its northerly side with the easterly side of William Street, 159 feet 4 1/4 inches;
THENCE southwesterly on a line forming an angle of 82 degrees 44 minutes 30 seconds on its westerly side with the last mentioned course, 49 feet 5 inches;
THENCE continuing southwesterly on a line forming an angle of 180 degrees 49 minutes 30 seconds on its easterly side with the last mentioned course, 25 feet 7 1/2 inches;
THENCE continuing southwesterly along a line making an angle of 179 degrees 48 minutes on its easterly side with the last mentioned course, 23 feet 2 1/2 inches;
THENCE southeasterly and along a line forming an angle of 93 degrees 51 minutes 50 seconds on its northerly side with the last mentioned course, 24 feet 10 1/4 inches;
THENCE southerly along a line forming an angle of 96 degrees 20 minutes 30 seconds on its westerly side with the last mentioned course, 104 feet 3 1/4 inches to the northerly side of John Street;
THENCE westerly along the northerly side of John Street, 173 feet 4 1/4 inches to the corner formed by the intersection of the northerly side of John Street with the easterly side of William Street at the point or place of BEGINNING.
FOR CONVEYANCING ONLY: TOGETHER with all the right, title and interest of the party of the first part, of in and to the land lying in the street in front of and adjoining said premises.

Exhibit A-1

EXHIBIT B

Bargain and Sale Deed without Covenant against Grantor’s Acts--Individual or Corporation (single sheet)

CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT - THIS
INSTRUMENT SHOULD BE USED BY LAWYERS ONLY.

This INDENTURE, made the day of , two thousand and thirteen

BETWEEN

[__________], a Delaware limited liability company

party of the first part, and

[__________], a ________ ________

party of the second part,

WITNESSETH, that the party of the first part, in consideration of Ten Dollars and other valuable consideration paid by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever:

ALL that certain plot, piece or parcel of land with the buildings and improvements thereon erected, situate, lying and being in the Borough of Manhattan, City and State of
New York, and more particularly described on Exhibit A hereto and made a part hereof.

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof,

TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises,

TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

TAX MAP
AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvements and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.
The word “party” shall be construed as if it read “parties” whenever the sense of this indenture so requires.

DESIGNATION

Dist: Manhattan
Sec:
Blk:
Lot:

IN WITNESS WHEREOF, the party of the first part has duly executed this deed the

Exhibit B-1

day and year first above written.

[____________], a Delaware limited liability company

By:
Name:
Title:

Exhibit B-2

STATE OF NEW YORK, COUNTY OF

On the day of in the year 2013,
before me, the undersigned, personally
appeared personally
to me known to me or proved to me on the basis
of satisfactory evidence to be the person whose
name is subscribed to the within instrument and
acknowledged to me that he/she executed the
same in his/her capacity, and that by his/her
signature on the instrument, the person, or the
entity upon behalf of which the person acted,
executed the instrument.

STATE OF NEW YORK, COUNTY OF

On the day of in the year 2013, before
me, the undersigned, personally
appeared personally
to me known to me or proved to me on the basis
of satisfactory evidence to be the person whose
name is subscribed to the within instrument and
acknowledged to me that he/she executed the
same in his/her capacity, and that by his/her
signature on the instrument, the person, or the
entity upon behalf of which the person acted,
executed the instrument.

OUTSIDE NEW YORK STATE:	OUTSIDE NEW YORK STATE:

STATE OF , COUNTY OF
On the day of in the year 2013, before
me, the undersigned, personally
appeared personally
to me known to me or proved to me on the basis
of satisfactory evidence to be the person whose
name is subscribed to the within instrument and
acknowledged to me that he/she executed the
same in his/her capacity, and that by his/her
signature on the instrument, the person, or the
entity upon behalf of which the person acted,
executed the instrument.

STATE OF , COUNTY OF

On the day of in the year 2013, before
me, the undersigned, personally
appeared personally
to me known to me or proved to me on the basis
of satisfactory evidence to be the person whose
name is subscribed to the within instrument and
acknowledged to me that he/she executed the
same in his/her capacity, and that by his/her
signature on the instrument, the person, or the
entity upon behalf of which the person acted,
executed the instrument.

(insert	(insert city
city or political subdivision and state or county or other place acknowledgment taken).	or political subdivision and state or county or other place acknowledgment taken).

Exhibit B-3

BARGAIN AND SALE DEED WITHOUT COVENANT AGAINST GRANTOR'S ACT

TITLE NO.		SECTION:
BLOCK:
LOT:
COUNTY OR TOWN: NEW YORK
TO		TAX BILLING ADDRESS: [_________], NEW YORK, NEW
YORK

a

RECORD AND RETURN BY MAIL TO:

Hunton & Williams LLP
200 Park Avenue
New York, New York 10166
Attn: Laurie Grasso, Esq.

Exhibit B-4

EXHIBIT A TO DEED
LEGAL DESCRIPTION

Exhibit B-5

EXHIBIT C
BILL OF SALE
For good and valuable consideration, the receipt of which is hereby acknowledged, 110 WILLIAM, LLC, a Delaware limited liability company (“Seller”), does hereby sell, transfer, and convey to ____________________, a _______________ (“Buyer”), any and all personal property owned by Seller and located on and used in connection with the operation of that certain real property located in the State, County and City of New York, Borough of Manhattan, described on Exhibit A attached hereto and made a part hereof, as such personal property is more particularly described in the attached Schedule 1.
BUYER ACKNOWLEDGES THAT SELLER IS SELLING AND BUYER IS PURCHASING SUCH PERSONAL PROPERTY ON AN “AS IS WITH ALL FAULTS” BASIS AND THAT BUYER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM SELLER, ITS AGENTS, OR BROKERS AS TO ANY MATTERS CONCERNING SUCH PERSONAL PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES AS TO TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
This Bill of Sale may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.
Dated this _____ day of __________, 2013.

SELLER:	110 WILLIAM, LLC, a Delaware limited liability
company

By:
Name:
Title:

BUYER:		,
a

Exhibit C-1

SCHEDULE 1 TO BILL OF SALE
LIST OF PERSONAL PROPERTY

Exhibit C-2

EXHIBIT A TO BILL OF SALE
REAL PROPERTY DESCRIPTION

Exhibit C-3

EXHIBIT D
ASSIGNMENT AND ASSUMPTION OF LEASES
THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) dated as of __________________, 2013, is between____________________, a _______________ (“Assignor”), and ____________________, a _______________ (“Assignee”).
Assignor is the lessor under certain leases, license agreements and other occupancy agreements (collectively, the “Leases”) in effect with respect to that certain real property and improvements thereon located in the State, County and City of New York, Borough of Manhattan, and more particularly described in Exhibit A attached hereto (the “Property”), which Leases are described in Schedule 1 attached hereto.
Assignor and Assignee have entered into an Agreement of Purchase and Sale dated as of __________, 2013 (the “Agreement”), pursuant to which Assignee agreed to purchase the Property from Assignor and Assignor agreed to sell the Property to Assignee, on the terms and conditions contained therein.
Assignor desires to assign all of its right, title and interest in and to the Leases to Assignee, and Assignee desires to accept the assignment thereof, on the terms and conditions below.
ACCORDINGLY, the parties hereby agree as follows:
1.As of the date of this Agreement, (the “Conveyance Date”), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases, including, without limitation, any and all security deposits under the Leases.
2.    Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all liabilities, losses, claims, damages, costs or expenses, including, without limitation, reasonable attorneys’ fees and costs (collectively, “Claims”), originating prior to the Conveyance Date and arising out of the landlord’s obligations under the Leases.
3.    As of the Conveyance Date, Assignee hereby assumes all of Assignor’s rights and obligations under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all Claims originating on or subsequent to the Conveyance Date and arising out of the landlord’s obligations under the Leases.
4.    In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses of such dispute, including, without limitation, reasonable attorneys’ fees and costs.
5.    This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.
6.    This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
7.    The obligations of Assignor and Assignee are intended to be binding only on the property of the Assignor and Assignee and shall not be personally binding upon, nor shall any resort be had to, the private property of any of their respective trustees, officers, directors or shareholders, investment

Exhibit D-1

manager, partners, officers, directors or shareholders thereof, or any employees or agents of the Assignor or its investment manager or of the Assignee. The obligations of Assignor are subject to the limitations on liability contained in Section 5.3 of the Agreement.
Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:			,
a

By:
Name:
Title:

ASSIGNEE:			,
a

By:
Name:
Title:

Exhibit D-2

EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF LEASES
REAL PROPERTY DESCRIPTION

Exhibit D-3

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION OF LEASES
LIST OF LEASES

Exhibit D-4

EXHIBIT E
ASSIGNMENT AND ASSUMPTION OF CONTRACTS,
WARRANTIES AND GUARANTIES AND OTHER INTANGIBLE PROPERTY
THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS, WARRANTIES AND GUARANTIES AND OTHER INTANGIBLE PROPERTY (this “Assignment”) dated as of __________, 2013, is between ____________________, a _______________, a Delaware limited partnership (“Assignor”), and ____________________, a _______________ (“Assignee”).
A.Assignor owns certain real property and certain improvements thereon located in the State, County and City of New York, Borough of Manhattan, and more particularly described in attached Exhibit A (the “Property”).
B.    Assignor has entered into certain contracts which affect the Property, which contracts are described on Exhibit B attached hereto (the “Contracts”).
C.    Assignor and Assignee have entered into an Agreement of Purchase and Sale dated as of __________, 2013 (the “Agreement”), pursuant to which Assignee agreed to purchase the Property from Assignor and Assignor agreed to sell the Property to Assignee, on the terms and conditions contained therein.
D.    Assignor desires to assign to Assignee its interest in the Contracts and in certain permits, warranties, guaranties, and intangible personal property with respect to the Property and Assignee desires to accept the assignment thereof, on the terms and conditions below.
ACCORDINGLY, the parties hereby agree as follows:
1.As of the date of this Assignment (the “Conveyance Date”), Assignor hereby assigns, without recourse or warranty of enforceability except to the extent expressly provided in the Agreement, all of its right, title and interest in and to the following:
(a)    all of the Contracts listed on Exhibit B;
(b)    any warranties and guaranties (“Warranties and Guaranties”) made by or received from any third party with respect to any improvements owned by Assignor on the Property; and
(c)    any intangible property now owned by Assignor in connection with the Property excluding claims by Assignor, if any, arising out of matters occurring before the Conveyance Date.
2.    Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all liabilities, losses, damages, claims, costs or expenses, including, without limitation, reasonable attorneys’ fees and costs (collectively, “Claims”), originating prior to the Conveyance Date and arising out of Assignor’s obligations under the Contracts.
3.    As of the Conveyance Date, Assignee hereby assumes all of Assignor’s rights and obligations under the Contracts and agrees to indemnify Assignor against and hold Assignor harmless from any and all Claims originating on or subsequent to the Conveyance Date and arising out of Assignee’s obligations under the Contracts.

Exhibit E-1

4.    In the event of any dispute between Assignor and Assignee arising out of the obligations of Assignor under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses of such dispute, including, without limitation, reasonable attorneys’ fees and costs.
5.    This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.
6.    This Assignment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.
7.    The obligations of Assignor and Assignee are intended to be binding only on the property of the Assignor and Assignee and shall not be personally binding upon, nor shall any resort be had to, the private property of any of their respective trustees, officers, directors or shareholders, investment manager, partners, officers, directors or shareholders thereof, or any employees or agents of the Assignor or its investment manager or of the Assignee. The obligations of Assignor are subject to the limitations on liability contained in Section 5.3 of the Agreement.
Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:			,
a

By:
Name:
Title:

ASSIGNEE:			,
a

By:
Name:
Title:

Exhibit E-2

EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS
REAL PROPERTY DESCRIPTION

Exhibit E-3

EXHIBIT B TO ASSIGNMENT AND ASSUMPTION OF CONTRACTS
LIST OF APPROVED CONTRACTS

[Will include construction contracts entered into by Seller with respect to work to be performed in the building unless Buyer expressly requests that Seller terminate such contracts by the Closing Date]

Exhibit E-4

EXHIBIT F
TENANT NOTICE LETTER
__________, 2013

To:	Tenant Occupying Space at ___________________________________ (the “Premises”).

RE:	Assignment of Lease between ____________________, a _______________ (“Lessor”), and Tenant for the Premises.
This is to notify you that the Premises have been acquired by, and the Lessor’s interest in the Leases has been assigned to, [INSERT BUYER NAME] (“Buyer”).
From and after the [insert Closing Date], you are hereby authorized and directed to make all rental payments under your Lease to [___________], at the following address: [________________].
Any future inquiries regarding your lease should be directed to [_________________] at the following address: [______________].

Very truly yours,

,
a

By:
Name:
Title:

Exhibit F-1

EXHIBIT G
CERTIFICATE OF TRANSFEROR OTHER THAN AN INDIVIDUAL
(FIRPTA AFFIDAVIT)
Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by ____________________, a _______________ [ENTER NAME OF TRANSFEROR] (“Transferor”), the undersigned hereby certifies the following on behalf of Seller:
1.Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2.    Transferor is not a disregarded entity as defined in §1.1445‑2(b)(2)(iii);
3.    Transferor’s U.S. employer identification number is: __________; and
4.    Transferor’s office address is ___________________________________.
Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.
Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.
Dated: __________, _____

,
a

By:
Name:
Title:

NOTICE TO TRANSFEREE (BUYER): You are required by law to retain this Certificate until the end of the fifth tax year following the tax year in which the transfer takes place and make the Certificate available to the Internal Revenue Service if requested to do so during that period.

Exhibit G-1

EXHIBIT H
TENANT ESTOPPEL CERTIFICATE

Re:	Property Address:	"Property")
Lease Date:
	Between:	and
("Tenant")
Amended:
D/B/A Name:
Square Footage Leased:
	Suite No./Floor:	("Premises")

The undersigned is the “Tenant” under the above-referenced Lease (“Lease”) covering the above-referenced Premises. We understand that the existing landlord, _____________ (“Landlord”) intends to transfer the Property to Buyer and that Buyer requires the undersigned to execute and deliver this certificate. Accordingly, we hereby certify to Landlord, Buyer and Buyer’s lender (if any) as follows:
1.    The Lease consists of the documents listed on Exhibit A and constitutes the entire agreement between landlord under the Lease (“Landlord”) and Tenant with respect to the Premises and the Lease has not been modified, supplemented or amended in any respect except as set forth above.
2.    The term of the Lease commenced on ____________, ____, and, including any presently exercised option or renewal term, will expire on ________________, 20__. Tenant has accepted possession of the Premises and is the actual occupant in possession. All improvements to be constructed on the Premises by Landlord have been completed and accepted by Tenant and any tenant improvement allowances have been paid in full.
3.    As of this date, there exists no default, nor state of facts which, with notice, the passage of time, or both, would result in a default on the part of either Tenant or Landlord. Tenant has no offset, defense, deduction or claim against Landlord.
4.    Tenant is currently obligated to pay annual rental in monthly installments of $____________ per month and monthly installments of annual rental have been paid through ______________, 20__. In addition, the Lease requires additional rent based on increases in operating costs and taxes. All additional charges, including, but not limited to, Tenant’s contribution toward operating expenses, utilities, real estate taxes and other building services presently payable under the terms of the Leases is $__________, and have been paid through ___________, 20__. No other rent has been paid in advance and Tenant has no claim or defense against Landlord under the Lease and is asserting no offsets or credits against either the rent or Landlord.
5.    Tenant has delivered to Landlord a security deposit of $___________ [in cash] [in the form of a Letter of Credit] pursuant to the Lease, and has no claim against Landlord for any security or other deposits except the amount stated in this paragraph 5.
6.    Tenant has no option or preferential right to lease or occupy additional space within the property of which the Premises are a part except _____________. Tenant has no option or preferential right to

Exhibit H-1

purchase all or any part of the Premises. Tenant has no right to renew or extend the terms of the Lease except ________________.
7.    Tenant has made no agreements with Landlord or its agent or employees concerning free rent, partial rent, rebate of rental payments or any other type of rental or other concession except as expressly set forth in the Lease.
8.    There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant.
9.    The undersigned has not assigned the Lease or sublet all or any portion of the Premises; the undersigned does not hold the Premises under assignment or sublease, nor does anyone except the undersigned and its employees occupy the Premises.
This Certificate is made to ____________________ in connection with the prospective purchase by __________________ or its nominee of the property of which the Premises are a part. This Certificate may be relied on by _________________________ and any other party who acquires an interest in the property of which the Premises are a part in connection with such purchase.
Dated this ____ day of _________________, 201_.

By:
Its:
"TENANT"

Exhibit H-2